Exhibit 2.4

Execution Version

B.A.T CAPITAL CORPORATION

2.297% NOTES DUE 2020

2.764% NOTES DUE 2022

3.222% NOTES DUE 2024

3.557% NOTES DUE 2027

4.390% NOTES DUE 2037

4.540% NOTES DUE 2047

FLOATING RATE NOTES DUE 2020

FLOATING RATE NOTES DUE 2022

INDENTURE

Dated as of August 15, 2017

BRITISH AMERICAN TOBACCO P.L.C.

BRITISH AMERICAN TOBACCO HOLDINGS (THE NETHERLANDS) B.V.

B.A.T. NETHERLANDS FINANCE B.V.

B.A.T. INTERNATIONAL FINANCE P.L.C.

REYNOLDS AMERICAN INC.

as Guarantors

WILMINGTON TRUST, NATIONAL ASSOCIATION

as Trustee

CITIBANK, N.A., LONDON BRANCH

as Authentication Agent, Paying Agent, Transfer Agent, Registrar and Calculation Agent

B.A.T CAPITAL CORPORATION

Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Indenture.

Trust Indenture Act Section		Indenture Section
§310	(a)(1)	6.09
	(a)(2)	6.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	6.03, 6.07, 6.09
§311	(a)	6.11
	(b)	6.09, 6.11
§312	(a)	2.06
	(b)	10.04
	(c)	10.04
§313	(a)	6.10
	(b)	6.10
	(c)	6.10
	(d)	6.10
§314	(a)	4.03(a)
	(a)(4)	4.12
	(b)	Not Applicable
	(c)(1)	10.02(1)
	(c)(2)	10.02(2)
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	10.03
§315	(a)	6.01(b)
	(b)	6.05
	(c)	6.01(a)
	(d)	6.01(c)
	(d)(1)	6.01(c)(1)
	(d)(2)	6.01(c)(2)
	(d)(3)	6.01(c)(3)
	(e)	5.11
§316	(a)(1)(A)	5.02, 5.05
	(a)(1)(B)	5.04
	(a)(2)	Not Applicable
	(a)(last sentence)	2.10
	(b)	5.07
	(c)	7.03
§317	(a)(1)	5.08
	(a)(2)	5.09
	(b)	2.04, 4.05
§318	(a)	1.04

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

v

EXHIBITS

Exhibit A-1	FORM OF 2.297% NOTES DUE 2020

Exhibit A-2	FORM OF 2.764% NOTES DUE 2022

Exhibit A-3	FORM OF 3.222% NOTES DUE 2024

Exhibit A-4	FORM OF 3.557% NOTES DUE 2027

Exhibit A-5	FORM OF 4.390% NOTES DUE 2037

Exhibit A-6	FORM OF 4.540% NOTES DUE 2047

Exhibit A-7	FORM OF FLOATING RATE NOTES DUE 2020

Exhibit A-8	FORM OF FLOATING RATE NOTES DUE 2022

Exhibit B	FORMS OF LEGEND AND ASSIGNMENT FOR RULE 144A NOTES AND OTHER NOTES THAT ARE RESTRICTED NOTES

Exhibit C	FORM OF LEGEND AND ASSIGNMENT FOR REGULATION S NOTE

Exhibit D	FORM OF LEGEND FOR GLOBAL NOTE

Exhibit E	FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATION S

Exhibit F	FORM OF SUPPLEMENTAL INDENTURE

INDENTURE, dated as of August 15, 2017, among B.A.T Capital Corporation, a Delaware corporation, as issuer, British American Tobacco p.l.c., a public limited company incorporated in England and Wales, British American Tobacco Holdings (The Netherlands) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, B.A.T. Netherlands Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, B.A.T. International Finance p.l.c., a public limited company incorporated in England and Wales, and, until its guarantee is released in accordance with this Indenture (if ever), Reynolds American Inc., a North Carolina corporation, as guarantors, Wilmington Trust, National Association, as trustee, and Citibank, N.A., London Branch as authentication agent, paying agent, transfer agent, registrar and calculation agent.

Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes.

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01. Definitions.

“2020 Fixed Rate Notes” means the Initial 2020 Fixed Rate Notes, the Exchange Notes issued in exchange for the Initial 2020 Fixed Rate Notes and the Additional 2020 Fixed Rate Notes, if any, issued by the Company pursuant to this Indenture.

“2022 Fixed Rate Notes” means the Initial 2022 Fixed Rate Notes, the Exchange Notes issued in exchange for the Initial 2022 Fixed Rate Notes and the Additional 2022 Fixed Rate Notes, if any, issued by the Company pursuant to this Indenture.

“2024 Fixed Rate Notes” means the Initial 2024 Fixed Rate Notes, the Exchange Notes issued in exchange for the Initial 2024 Fixed Rate Notes and the Additional 2024 Fixed Rate Notes, if any, issued by the Company pursuant to this Indenture.

“2027 Fixed Rate Notes” means the Initial 2027 Fixed Rate Notes, the Exchange Notes issued in exchange for the Initial 2027 Fixed Rate Notes and the Additional 2027 Fixed Rate Notes, if any, issued by the Company pursuant to this Indenture.

“2037 Fixed Rate Notes” means the Initial 2037 Fixed Rate Notes, the Exchange Notes issued in exchange for the Initial 2037 Fixed Rate Notes and the Additional 2037 Fixed Rate Notes, if any, issued by the Company pursuant to this Indenture.

“2047 Fixed Rate Notes” means the Initial 2047 Fixed Rate Notes, the Exchange Notes issued in exchange for the Initial 2047 Fixed Rate Notes and the Additional 2047 Fixed Rate Notes, if any, issued by the Company pursuant to this Indenture.

“2020 Floating Rate Notes” means the Initial 2020 Floating Rate Notes, the Exchange Notes issued in exchange for the Initial 2020 Floating Rate Notes and the Additional 2020 Floating Rate Notes, if any, issued by the Company pursuant to this Indenture.

“2022 Floating Rate Notes” means the Initial 2022 Floating Rate Notes, the Exchange Notes issued in exchange for the Initial 2022 Floating Rate Notes and the Additional 2022 Floating Rate Notes, if any, issued by the Company pursuant to this Indenture.

“Additional Interest” has the meaning set forth in the Registration Rights Agreement.

“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.

“Agent” means any Authentication Agent, Paying Agent, Transfer Agent, Registrar or Calculation Agent (each, an “Agent” and collectively, the “Agents”).

“amend” means amend, modify, supplement, restate or amend and restate, including successively; and “amending” and “amended” have correlative meanings.

“Applicable Law” means any applicable law or regulation.

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time.

“Authority” means any competent regulatory, prosecuting, Tax or governmental authority in any jurisdiction.

“Authorized Signatory” means any individual authorized by the Board of Directors to sign documents or otherwise act on behalf of the Company.

“Bankruptcy Law” means Title 11, United States Code, or any similar U.S. Federal or state law, the UK Insolvency Act 1986, as amended and as supplemented by the Insolvency (England and Wales) Rules 2016, or law of any other jurisdiction relating to bankruptcy, insolvency, winding-up, liquidation, reorganization or relief of debtors.

“BAT Group” means the Parent Guarantor and its subsidiaries, collectively.

“BATHTN” means British American Tobacco Holdings (The Netherlands) B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder and any and all successors thereto hereunder.

“BATIF” means B.A.T. International Finance p.l.c., a public limited company incorporated in England and Wales, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder and any and all successors thereto hereunder.

“BATNF” means B.A.T. Netherlands Finance B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder and any and all successors thereto hereunder.

“Board of Directors” means the board of directors of the Company or any duly authorized committee thereof.

“Board Resolution” means (1) a copy of a resolution of the Company duly adopted by the Board of Directors and in full force and effect on the date of such certification, or (2) a certificate signed by the director or directors or officer or officers to whom the Board of Directors shall have duly delegated its authority, and delivered to the Trustee for the Notes of any series.

“Broker-Dealer” has the meaning set forth in the Registration Rights Agreement.

“Business Day” means any day which is not, in London or New York City, or any other place of payment, a Saturday, Sunday, legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close.

“Calculation Agent” means Citibank, N.A., London Branch as calculation agent.

“Clearstream” means Clearstream Banking, Société Anonyme, or any successor securities clearing agency.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Commission” means the U.S. Securities and Exchange Commission.

“Company” means B.A.T Capital Corporation, a Delaware corporation, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder and any and all successors thereto hereunder.

“Company Order” means a written request or order signed in the name of the Company by any Officer, and delivered to the Trustee or any Agent, as applicable.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to, the remaining term of the 2020 Fixed Rate Notes, 2022 Fixed Rate Notes, 2024 Fixed Rate Notes, 2027 Fixed Rate Notes, 2037 Fixed Rate Notes, or 2047 Fixed Rate Notes, or, as the case may be, to the relevant Par Call Date.

“Comparable Treasury Price” means, with respect to any Redemption Date (1) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (2) if the Independent Investment Banker for the Fixed Rate Notes obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Corporate Trust Office of the Trustee” means the office of the Trustee at which at any particular time its corporate trust business shall be administered, which office as of the date of this Indenture is located at Wilmington Trust, National Association, Global Capital Markets, 50 S. 6th Street, Suite 1290, Minneapolis, MN 55402, Attention: Corporate Trust, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company.

“corporation” includes corporations, associations, companies (including any limited liability company), business trusts and limited partnerships.

“Default” means any event which is, or after notice or passage of time or both would be, an Event of Default.

“Depositary” means, with respect to the Notes issued in the form of one or more Global Notes, The Depository Trust Company or another Person designated as Depositary by the Company, which Person must be a clearing agency registered under the Exchange Act.

“Distribution Compliance Period” with respect to any Note, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Note is first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, Transfer Agent and Registrar, and (b) the date of issuance with respect to such Note or any predecessor of such Note.

“Dutch Guarantors” means BATHTN and BATNF.

“EMTN Programme” means the Euro Medium Term Note Programme to which BATIF, the Company, BATHTN and BATNF are parties as the issuers under the programme and notes issued thereunder are guaranteed by the Parent Guarantor, each of the issuers thereunder (except when it is the relevant issuer) and RAI, as amended from time to time.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of Euroclear Systems Clearance System or any successor securities clearing agency.

“Event of Default” has the meaning set forth in Section 5.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

“Exchange Notes” means, with respect to the Initial Notes, notes issued in exchange for the Initial Notes pursuant to the terms of the Registration Rights Agreement or, with respect to any Additional Notes, notes issued in exchange for such Additional Notes pursuant to the terms of the relevant Registration Rights Agreement.

“Exchange Offer” has the meaning set forth in the relevant Registration Rights Agreement.

“Fixed Rate Notes” means the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2037 Fixed Rate Notes and the 2047 Fixed Rate Notes.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means the guarantee of any Guarantor given under Section 9.01 of this Indenture.

“Guarantors” means the Parent Guarantor, the Dutch Guarantors, BATIF and, until released in accordance with this Indenture (if ever), RAI.

“Holder” means the Person in whose name a Note is registered on the Note register.

“IFRS” means international financial reporting standards as issued by the International Accounting Standards Board.

“Indenture” means this Indenture, as amended or supplemented from time to time in accordance with its terms.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company to act as the “Independent Investment Banker”.

“Initial 2020 Fixed Rate Notes” means the $2,250,000,000 aggregate principal amount of the 2.297% Notes due 2020 of the Company issued under this Indenture on the Issue Date.

“Initial 2022 Fixed Rate Notes” means the $2,250,000,000 aggregate principal amount of the 2.764% Notes due 2022 of the Company issued under this Indenture on the Issue Date.

“Initial 2024 Fixed Rate Notes” means the $2,500,000,000 aggregate principal amount of the 3.222% Notes due 2024 of the Company issued under this Indenture on the Issue Date.

“Initial 2027 Fixed Rate Notes” means the $3,500,000,000 aggregate principal amount of the 3.557% Notes due 2027 of the Company issued under this Indenture on the Issue Date.

“Initial 2037 Fixed Rate Notes” means the $2,500,000,000 aggregate principal amount of the 4.390% Notes due 2037 of the Company issued under this Indenture on the Issue Date.

“Initial 2047 Fixed Rate Notes” means the $2,500,000,000 aggregate principal amount of the 4.540% Notes due 2047 of the Company issued under this Indenture on the Issue Date.

“Initial 2020 Floating Rate Notes” means the $1,000,000,000 aggregate principal amount of the Floating Rate Notes due 2020 of the Company issued under this Indenture on the Issue Date.

“Initial 2022 Floating Rate Notes” means the $750,000,000 aggregate principal amount of the Floating Rate Notes due 2022 of the Company issued under this Indenture on the Issue Date.

“Initial Fixed Rate Notes” means, collectively, the Initial 2020 Fixed Rate Notes, the Initial 2022 Fixed Rate Notes, the Initial 2024 Fixed Rate Notes, the Initial 2027 Fixed Rate Notes, the Initial 2037 Fixed Rate Notes and the Initial 2047 Fixed Rate Notes.

“Initial Floating Rate Notes” means, collectively, the Initial 2020 Floating Rate Notes and the Initial 2022 Floating Rate Notes.

“Initial Notes” means, collectively, the Initial Fixed Rate Notes and the Initial Floating Rate Notes.

“interest” means, with respect to the Notes, interest and Additional Interest.

“Interest Payment Date” means (a) with respect to the 2020 Fixed Rate Notes, February 14 and August 14 of each year, commencing on February 14, 2018, (b) with respect to the 2022 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2037 Fixed Rate Notes and the 2047 Fixed Rate Notes, February 15 and August 15 of each year, as applicable, commencing on February 15, 2018, (c) with respect to the 2020 Floating Rate Notes, February 14, May 14, August 14 and November 14 of each year, commencing on November 14, 2017, and (d) with respect to the 2022 Floating Rate Notes, February 15, May 15, August 15 and November 15 of each year, commencing on November 15, 2017.

“Issue Date” means the date on which the Initial Notes are initially issued.

“Maturity Date,” when used with respect to any Note, means the date on which the principal amount of such Note becomes due and payable as therein or herein provided.

“Non-U.S. Person” means a Person who is not a U.S. Person.

“Notes” means, collectively, the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2037 Fixed Rate Notes, the 2047 Fixed Rate Notes, the 2020 Floating Rate Notes and the 2022 Floating Rate Notes.

“Officer” means any director, the chief executive officer, the chief financial officer, the president or a vice president, the treasurer, an assistant treasurer, the controller, the secretary or an assistant secretary of the specified Person, or in the case of the Company, an Authorized Signatory.

“Officer’s Certificate” means a certificate signed by an Officer of the Company, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion from legal counsel, who is acceptable to the Trustee, delivered to the Trustee. The counsel may be an employee of, or counsel to, the Company.

“Par Call Date” means (i) July 15, 2022 with respect to any 2022 Fixed Rate Notes (one month prior to the Maturity Date of the 2022 Fixed Rate Notes), (ii) June 15, 2024 with respect to any 2024 Fixed Rate Notes (two months prior to the Maturity Date of the 2024 Fixed Rate Notes), (iii) May 15, 2027 with respect to any 2027 Fixed Rate Notes (three months prior to the Maturity Date of the 2027 Fixed Rate Notes), (iv) February 15, 2037 with respect to any 2037 Fixed Rate Notes (six months prior to the Maturity Date of the 2037 Fixed Rate Notes), (v) February 15, 2047 with respect to any 2047 Fixed Rate Notes (six months prior to the Maturity Date of the 2047 Fixed Rate Notes) and (vi) July 15, 2022 with respect to any 2022 Floating Rate Notes (one month prior to the Maturity Date of the 2022 Floating Rate Notes).

“Parent Guarantor” means British American Tobacco p.l.c., a public limited company incorporated in England and Wales, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder and any and all successors thereto hereunder.

“Person” means any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Physical Notes” means certificated 2020 Fixed Rate Notes, 2022 Fixed Rate Notes, 2024 Fixed Rate Notes, 2027 Fixed Rate Notes, 2037 Fixed Rate Notes, 2047 Fixed Rate Notes, 2020 Floating Rate Notes and 2022 Floating Rate Notes (other than Global Notes) in registered form in substantially the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit A-5, Exhibit A-6, Exhibit A-7 and Exhibit A-8 respectively.

“Place of Payment,” when used with respect to the Notes, means the place or places where the principal of (and premium, if any) and interest on the Notes are payable as specified as contemplated by Section 4.02. For so long as the Notes are admitted to listing on the Official List of the UK Listing Authority and to trading on the Professional Securities Market of the London Stock Exchange, London, England shall be a Place of Payment.

“Private Placement Legend” means the legend initially set forth on the Rule 144A Notes and other Notes that are Restricted Notes in the form set forth in Exhibit B.

“Qualified Institutional Buyer” or “QIB” shall have the meaning specified in Rule 144A promulgated under the Securities Act.

“Quoted Borrowing” means any indebtedness which: (a) is represented by notes, debentures or other securities issued otherwise than to constitute or represent advances made by banks and/or other lending institutions; (b) is denominated, or confers any right to payment of principal and/or interest, in or by reference to any currency other than the currency of the country in which the issuer of the indebtedness has its principal place of business or is denominated, or confers any right to payment of principal and/or interest, in or by reference to the currency of such country but is placed or offered for subscription or sale by or on behalf of, or by agreement with, the issuer of such indebtedness as to over 20% outside such country; and (c) at its date of issue is, or is intended by the issuer of such indebtedness to become, quoted, listed, traded or dealt in on any stock exchange or other organized and regulated securities market in any part of the world.

“RAI” means Reynolds American Inc., a North Carolina corporation, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder and any and all successors thereto hereunder.

“Redemption Date,” when used with respect to any Note to be redeemed pursuant to Article III of this Indenture, means the date fixed for such redemption pursuant to the terms of such Article III.

“Redemption Price,” when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Reference Treasury Dealer” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc. and their respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day immediately preceding that Redemption Date.

“Registration Rights Agreement” means the Registration Rights Agreement related to the Initial Notes, dated as of the Issue Date, among the Company, the Guarantors and the initial purchasers named therein and, with respect to any Additional Notes, one or more registration rights agreements between the Company and the other parties thereto, relating to rights given by the Company to the purchasers of Additional Notes to register such Additional Notes under the Securities Act.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Remaining Scheduled Payments” means, with respect to each Fixed Rate Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due from and including the related Redemption Date, but for such redemption, to but excluding the relevant Par Call Date; provided, however, that if that Redemption Date is not an Interest Payment Date with respect to such Fixed Rate Notes, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to that Redemption Date.

“Responsible Officer” means, when used with respect to the Trustee, any officer of the Trustee within the Corporate Trust Group (or any successor unit) of the Trustee located at the Corporate Trust Office of the Trustee who has direct responsibility for the administration of this Indenture and shall also mean any other officer of the Trustee to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Note” has the same meaning as “Restricted Security” set forth in Rule 144(a)(3) promulgated under the Securities Act; provided that the Trustee or Registrar shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a Restricted Note.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated by the Commission thereunder.

“series” refers to the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2037 Fixed Rate Notes, the 2047 Fixed Rate Notes, the 2020 Floating Rate Notes or the 2022 Floating Rate Notes, each as a separate series of Notes under this Indenture.

“Stated Maturity” means, when used with respect to any indebtedness or any installment of interest thereon, the dates specified in such indebtedness as the fixed date on which the principal of such indebtedness or such installment of interest, as the case may be, is due and payable.

“Supplemental Indenture” means a supplemental indenture substantially in the form attached as Exhibit F hereto.

“TIA” means the Trust Indenture Act of 1939 as amended (15 U.S. Code §§ 77aaa-77bbbb).

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding that Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

“Trustee” means Wilmington Trust, National Association, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

“U.S. Government Obligations” means securities that are (i) direct obligations of the United States or (ii) obligations of an entity controlled or supervised by and acting as an agency or an instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the action of the issuer thereof, and which also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depositary receipt.

“U.S. Person” means a U.S. Person as defined in Rule 902(k) promulgated under the Securities Act.

Section 1.02. Other Definitions.

Term	Defined in Section
“2020 Fixed Rate Regulation S Global Notes”	2.16
“2022 Fixed Rate Regulation S Global Notes”	2.16
“2024 Fixed Rate Regulation S Global Notes”	2.16
“2027 Fixed Rate Regulation S Global Notes”	2.16
“2037 Fixed Rate Regulation S Global Notes”	2.16
“2047 Fixed Rate Regulation S Global Notes”	2.16
“2020 Floating Rate Regulation S Global Notes”	2.16
“2022 Floating Rate Regulation S Global Notes”	2.16
“2020 Fixed Rate Regulation S Notes”	2.02
“2022 Fixed Rate Regulation S Notes”	2.02
“2024 Fixed Rate Regulation S Notes”	2.02
“2027 Fixed Rate Regulation S Notes”	2.02
“2037 Fixed Rate Regulation S Notes”	2.02

Term	Defined in Section
“2047 Fixed Rate Regulation S Notes”	2.02
“2020 Floating Rate Regulation S Notes”	2.02
“2022 Floating Rate Regulation S Notes”	2.02
“2020 Fixed Rate Rule 144A Global Notes”	2.16
“2022 Fixed Rate Rule 144A Global Notes”	2.16
“2024 Fixed Rate Rule 144A Global Notes”	2.16
“2027 Fixed Rate Rule 144A Global Notes”	2.16
“2037 Fixed Rate Rule 144A Global Notes”	2.16
“2047 Fixed Rate Rule 144A Global Notes”	2.16
“2020 Floating Rate Rule 144A Global Notes”	2.16
“2022 Floating Rate Rule 144A Global Notes”	2.16
“2020 Fixed Rate Rule 144A Notes”	2.02
“2022 Fixed Rate Rule 144A Notes”	2.02
“2024 Fixed Rate Rule 144A Notes”	2.02
“2027 Fixed Rate Rule 144A Notes”	2.02
“2037 Fixed Rate Rule 144A Notes”	2.02
“2047 Fixed Rate Rule 144A Notes”	2.02
“2020 Floating Rate Rule 144A Notes”	2.02
“2022 Floating Rate Rule 144A Notes”	2.02
“Additional Amounts”	4.08
“Additional Notes”	2.01
“Additional 2020 Fixed Rate Notes”	2.01
“Additional 2022 Fixed Rate Notes”	2.01
“Additional 2024 Fixed Rate Notes”	2.01
“Additional 2027 Fixed Rate Notes”	2.01
“Additional 2037 Fixed Rate Notes”	2.01
“Additional 2047 Fixed Rate Notes”	2.01
“Additional 2020 Floating Rate Notes”	2.01
“Additional 2022 Floating Rate Notes”	2.01
“Authentication Agent”	2.03
“Agent Members”	2.16
“Change in Tax Law”	3.08
“Covenant Defeasance”	8.01
“CUSIP”	2.14
“FATCA Withholding”	4.08
“Global Notes”	2.16
“Legal Defeasance”	8.01
“Paying Agent”	2.04
“Registrar”	2.04
“Regulation S Global Notes”	2.16
“Regulation S Legend”	2.17
“Regulation S Notes”	2.02

Term	Defined in Section
“Relevant Taxing Jurisdiction”	4.08
“Rule 144A Global Notes”	2.16
“Rule 144A Notes”	2.02
“Subsidiary Guarantor”	9.07
“Taxes”	4.08
“Transfer Agent”	2.04

Section 1.03. Rules of Construction.

Unless the context otherwise requires:

(1) a term has the meaning assigned to it herein, whether defined expressly or by reference;

(2) unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with IFRS;

(3) “or” is not exclusive;

(4) words in the singular include the plural, and in the plural include the singular;

(5) “will” shall be interpreted to express a command;

(6) words used herein implying any gender shall apply to both genders;

(7) “herein,” “hereof,” “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subsection;

(8) “$,” “U.S. Dollars” and “United States Dollars” each refer to United States dollars, or such other money of the United States that at the time of payment is legal tender for payment of public and private debts;

(9) “£”, “GBP” and “pounds sterling” each refer to British pounds sterling, or such other money of the United Kingdom that at the time of payment is legal tender for payment of public and private debts;

(10) whenever in this Indenture there is mentioned, in any context, principal, interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Additional Interest to the extent that, in such context, Additional Interest is, was or would be payable in respect thereof;

(11) references to sections of or rules under the Securities Act will be deemed to include substitute, replacement of successor sections or rules adopted by the Commission from time to time; and

(12) references to Sections, Articles or Exhibits are references to Sections, Articles or Exhibits of or to this Indenture unless context otherwise requires.

Section 1.04. Incorporation by Reference of Trust Indenture Act.

Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

“indenture securities” means the Notes.

“indenture securityholder” means a Holder.

“indenture to be qualified” means this Indenture.

“indenture trustee” or “institutional trustee” means the Trustee.

“obligor on this indenture securities” means the Company or any other obligor on the Notes.

All other terms used in this Indenture (other than those defined herein) that are defined by the TIA, defined in the TIA by reference to another statute or defined by Commission rule have the meanings therein assigned to them.

If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the TIA through the operation of Section 318(c) thereof, such imposed duties shall control.

ARTICLE II

THE NOTES

Section 2.01. Amount of Notes.

The Authentication Agent shall initially authenticate the Initial Notes for original issue on the Issue Date upon a written order of the Company in the form of a Company Order. The Authentication Agent shall authenticate additional 2020 Fixed Rate Notes (“Additional 2020 Fixed Rate Notes”), additional 2022 Fixed Rate Notes (“Additional 2022 Fixed Rate Notes”), additional 2024 Fixed Rate Notes (“Additional 2024 Fixed Rate Notes”), additional 2027 Fixed Rate Notes (“Additional 2027 Fixed Rate Notes”), additional 2037 Fixed Rate Notes (“Additional 2037 Fixed Rate Notes”), additional 2047 Fixed Rate Notes (“Additional 2047 Fixed Rate Notes”), additional 2020 Floating Rate Notes (“Additional 2020 Floating Rate Notes”) and additional 2022 Floating Rate Notes (“Additional 2022 Floating Rate Notes” and, together with the Additional 2020 Fixed Rate Notes, Additional 2022 Fixed Rate Notes, Additional 2024 Fixed Rate Notes, the Additional 2027 Fixed Rate Notes, the Additional 2037 Fixed Rate Notes, the Additional 2047 Fixed Rate Notes and the Additional 2020 Floating Rate Notes, the “Additional Notes”) thereafter in unlimited aggregate principal amount (so long as permitted by the terms of this Indenture) for original issue upon a written order of the Company in the form of a Company Order in aggregate principal amount as specified in such order (other than as provided in Section 2.08). Each such written order shall specify the amount of Additional Notes to be authenticated and the date on which the Additional Notes are to be authenticated.

Notwithstanding anything else in this Indenture to the contrary, at the Company’s option, Additional Notes may be issued with the same CUSIP number as the Initial Notes and without the Private Placement Legend, provided that the Company has furnished an Opinion of Counsel to the Trustee confirming that all conditions precedent to the issuance and authentication of the Notes have been complied with and that such issuance would not conflict with federal and state securities laws and the rules and regulations of the Commission. The Additional Notes of any series will have identical terms and conditions as the Initial Notes of such series in all respects, except for the issue date, issue price, the payment of interest accruing prior to the issue date of such Additional Notes and/or the first payment of interest following the issue date of such Additional Notes, and will be treated as a single class for all purposes under this Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase; provided that any Additional Notes that have the same CUSIP, ISIN or other identifying number as the outstanding notes of a series must be fungible with the outstanding notes of that series for U.S. federal income tax purposes.

Section 2.02. Form and Dating.

The 2020 Fixed Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-1, which is incorporated in and forms a part of this Indenture. The 2022 Fixed Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-2, which is incorporated in and forms a part of this Indenture. The 2024 Fixed Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-3, which is incorporated in and forms a part of this Indenture. The 2027 Fixed Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-4, which is incorporated in and forms a part of this Indenture. The 2037 Fixed Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-5, which is incorporated in and forms a part of this Indenture. The 2047 Fixed Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-6, which is incorporated in and forms a part of this Indenture. The 2020 Floating Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-7, which is incorporated in and forms a part of this Indenture. The 2022 Floating Rate Notes and the certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A-8, which is incorporated in and forms a part of this Indenture. The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Without limiting the generality of the foregoing, the 2020 Fixed Rate Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2020 Fixed Rate Rule 144A Notes”), the 2022 Fixed Rate Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2022 Fixed Rate Rule 144A Notes”), the 2024 Fixed Rate Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2024 Fixed Rate Rule 144A Notes”), the 2027 Fixed Rate Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2027 Fixed Rate Rule 144A Notes”), the 2037 Fixed Rate

Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2037 Fixed Rate Rule 144A Notes”), the 2047 Fixed Rate Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2047 Fixed Rate Rule 144A Notes”), the 2020 Floating Rate Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2020 Floating Rate Rule 144A Notes”) and the 2022 Floating Rate Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A (“2022 Floating Rate Rule 144A Notes” and, together with the 2020 Fixed Rate Rule 144A Notes, the 2022 Fixed Rate Rule 144A Notes, the 2024 Fixed Rate Rule 144A Notes, the 2027 Fixed Rate Rule 144A Notes, the 2037 Fixed Rate Rule 144A Notes, the 2047 Fixed Rate Rule 144A Notes and the 2020 Floating Rate Rule 144A Notes, the “Rule 144A Notes”) shall bear the Private Placement Legend and include the form of assignment set forth in Exhibit B and the 2020 Fixed Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2020 Fixed Rate Regulation S Notes”), the 2022 Fixed Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2022 Fixed Rate Regulation S Notes”), the 2024 Fixed Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2024 Fixed Rate Regulation S Notes”), the 2027 Fixed Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2027 Fixed Rate Regulation S Notes”), the 2037 Floating Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2037 Floating Rate Regulation S Notes”), the 2047 Fixed Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2047 Fixed Rate Regulation S Notes”), the 2020 Floating Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2020 Floating Rate Regulation S Notes”) and the 2022 Floating Rate Notes offered and sold in offshore transactions in reliance on Regulation S (“2022 Floating Rate Regulation S Notes”, and together with the 2020 Fixed Rate Regulation S Notes, the 2022 Fixed Rate Regulation S Notes, 2024 Fixed Rate Regulation S Notes, the 2027 Fixed Rate Regulation S Notes, the 2037 Fixed Rate Regulation S Notes, the 2047 Fixed Rate Regulation S Notes and the 2020 Floating Rate Regulation S Notes, the “Regulation S Notes”) shall bear the legend and include the form of assignment set forth in Exhibit C. Each Note shall be dated the date of its authentication.

The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantors, the Trustee and each Agent, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and agree to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall control and be binding.

The Notes may be presented for registration of transfer and exchange at the offices of the Registrar.

Section 2.03. Execution and Authentication.

The Notes shall be executed on behalf of the Company by any Officer. The signature of any of these officers on the Notes may be manual or facsimile.

If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office at the time the Authentication Agent authenticates the Note, the Note shall be valid nevertheless.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Authentication Agent by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Paying Agent for cancellation as provided in Section 2.12, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

The Trustee may appoint an authenticating agent (the “Authentication Agent”) acceptable to the Company to authenticate Notes. Any such appointment shall be evidenced by an instrument signed by a Responsible Officer, a copy of which shall be furnished to the Company. The Trustee hereby appoints with due care Citibank, N.A., London Branch as the Authentication Agent and Citibank, N.A., London Branch hereby accepts such appointment. The Company hereby confirms this appointment as acceptable to it. The Trustee shall have no responsibility to compensate, reimburse or indemnify the Authenticating Agent.

Section 2.04. Registrar and Paying Agent.

The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (the “Registrar”), an office or agency where Notes may be presented for payment (the “Paying Agent”) and an office or agency where notices and demands to or upon the Company, if any, in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more additional Paying Agents. The term “Paying Agent” includes any additional Paying Agent. The Company shall also appoint a transfer agent (the “Transfer Agent”).

The Company shall enter into an appropriate agency agreement, which shall incorporate the provisions of the TIA, with any agent that is not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 6.06.

The Company initially appoints the Citibank, N.A., London Branch as Registrar, Transfer Agent, Paying Agent, Calculation Agent and agent for service of notices and demands in connection with the Notes and this Indenture, and the registered office of Citibank, N.A., London Branch as the office or agency of the Company for such purposes, and the Company may change the Paying Agent, Registrar, Transfer Agent or Calculation Agent without prior notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent, Registrar or Calculation Agent.

Section 2.05. Paying Agent To Hold Money.

Each Paying Agent shall hold for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. Money held by the Paying Agent is held as banker, not subject to the UK FCA Client Money Rules, and need not be segregated except as required by law. In no event shall the Paying Agent be liable for any interest on any money received by it hereunder; provided that if the Company or an Affiliate thereof acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold such money in a separate trust fund. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the Trustee may at any time during the continuance of the Event of Default specified in Section 5.01(i), upon written request to the Paying Agent, require the Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

Section 2.06. Holder Lists.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders of each series of Notes. If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee at least five Business Days before February 14 and August 14 of each year, commencing on February 14, 2018, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders; provided that, as long as the Trustee is the Registrar, no such list need be furnished.

Section 2.07. Transfer and Exchange.

Subject to Sections 2.16 and 2.17, when Notes are presented to the Transfer Agent with a request from the Holder of such Notes to register a transfer or to exchange them for an equal principal amount of Notes of other authorized denominations of the same series, the Transfer Agent shall register the transfer as requested. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and execute, and the Authentication Agent shall authenticate, new Notes evidencing such transfer or exchange at the Transfer Agent’s request. No service charge shall be made to the Holder for any registration of transfer or exchange. The Company may require from the Holder payment of a sum sufficient to cover any transfer taxes or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Section 2.11, 3.06 or 7.04 (in which events the Company shall be responsible for the payment of such taxes). The Transfer Agent shall not be required to exchange or register a transfer of (i) any Notes for a period of 15 days ending the due date for any payment of principal in respect of the Notes or (ii) any Notes selected, called or being called for redemption.

Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of the beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry system.

Section 2.08. Replacement Notes.

If a mutilated Note of any series is surrendered to the Registrar or the Trustee, if surrendered to the Trustee to be forwarded to the Registrar, or if the Holder of a Note of any series claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Authentication Agent shall authenticate a replacement Note of such series if the Holder of such Note furnishes to the Company and the Authentication Agent, with a copy to the Trustee, evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Note and if the requirements of Section 8-405 of the New York Uniform Commercial Code as in effect on the date of this Indenture are met. If required by the Authentication Agent or the Company, an indemnity bond shall be posted, sufficient in the judgment of all to protect the Company, the Trustee or any Agent from any loss that any of them may suffer if such Note is replaced. The Company may charge such Holder for the Company’s reasonable out-of-pocket expenses in replacing such Note and the Authentication Agent may charge the Company for the Authentication Agent’s reasonable expenses (including, without limitation, attorneys’ fees and disbursements) in replacing such Note. Every replacement Note shall constitute a contractual obligation of the Company.

Section 2.09. Outstanding Notes.

The Notes outstanding at any time are all Notes that have been authenticated by the Authentication Agent except for (a) those canceled by it, (b) those delivered to it for cancellation, (c) to the extent set forth in Sections 8.01 and 8.02, on or after the date on which the conditions set forth in Section 8.01 or 8.02 have been satisfied, those Notes theretofore authenticated and delivered by the Authentication Agent hereunder and (d) those described in this Section 2.09 as not outstanding. Subject to Section 2.10, a Note does not cease to be outstanding because the Company or one of its Affiliates holds the Note.

If a Note is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Authentication Agent, with a copy to the Trustee, receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser in whose hands such Note is a legal, valid and binding obligation of the Company.

If the Paying Agent holds, in its capacity as such, on any Maturity Date, money sufficient to pay all accrued interest and principal with respect to the Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

Section 2.10. Treasury Notes.

In determining whether the Holders of the required principal amount of Notes of a series have concurred in any declaration of acceleration or notice of default or direction, waiver or consent or any amendment, modification or other change to this Indenture, Notes owned by the Company or any other Affiliate of the Company shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Notes as to which a Responsible Officer of the Trustee has actually received an Officer’s Certificate stating that such Notes are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee established to the satisfaction of the Trustee the pledgee’s right so to act with respect to the Notes and that the pledgee is not the Company, any other obligor on the Notes or any of their respective Affiliates.

Section 2.11. Temporary Notes.

Until definitive Notes are prepared and ready for delivery, the Company may prepare and the Authentication Agent shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Authentication Agent shall authenticate definitive Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

Section 2.12. Cancellation.

The Company at any time may deliver Notes to the Paying Agent for cancellation. The Registrar shall forward to the Paying Agent any Notes surrendered to them for registration of transfer, exchange or payment. The Paying Agent shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall deliver evidence of such canceled Notes to the Company upon the Company’s request. The Company may not reissue or resell, or issue new Notes to replace Notes that the Company has redeemed or paid, or that have been delivered to the Paying Agent for cancellation (other than in accordance with this Indenture).

Section 2.13. Defaulted Interest.

If the Company defaults on a payment of interest on the Notes, and the applicable grace period shall have expired, it may at its option pay the defaulted interest, in accordance with the terms hereof, to the Persons who are Holders on a subsequent Record Date (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), and the Company will notify such Holders of such Record Date. The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements (if applicable) of any securities exchange on which the Notes may be listed and, upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee and the Paying Agent of the proposed payment pursuant to this sentence, such manner of payment shall be deemed practicable by the Trustee.

Section 2.14. CUSIP Number.

The Company in issuing the Notes may use a “CUSIP,” “ISIN” or other similar number, and if so, such CUSIP, ISIN or other similar number shall be included in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP, ISIN or other similar number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee and the Paying Agent of any such CUSIP, ISIN or other similar number used by the Company in connection with the issuance of the Notes and of any change in the CUSIP, ISIN or other similar number.

Section 2.15. Deposit of Moneys.

Prior to 11:00 a.m., London time, on each Interest Payment Date (or, if such Interest Payment Date is not a Business Day, the day on which such interest payment is made) and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date (or, if such Interest Payment Date is not a Business Day, the day on which such interest payment is made) or Maturity Date, as the case may be. The principal and interest on a Global Note shall be payable to the Depositary of such Global Note or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Notes represented thereby. The principal and interest on Physical Notes shall be payable, either in person or by mail, at the office of the Paying Agent.

Section 2.16. Book-Entry Provisions for Global Notes.

(a) The 2020 Fixed Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2020 Fixed Rate Rule 144A Global Notes”). The 2022 Fixed Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2022 Fixed Rate Rule 144A Global Notes”). The 2024 Fixed Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2024 Fixed Rate Rule 144A

Global Notes”). The 2027 Fixed Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2027 Fixed Rate Rule 144A Global Notes”). The 2037 Fixed Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2037 Fixed Rate Rule 144A Global Notes”). The 2047 Fixed Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2047 Fixed Rate Rule 144A Global Notes”). The 2020 Floating Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2020 Floating Rate Rule 144A Global Notes”). The 2022 Floating Rate Rule 144A Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2022 Floating Rate Rule 144A Global Notes” and, together with the 2020 Fixed Rate Rule 144A Global Notes, the 2022 Fixed Rate Rule 144A Global Notes, the 2024 Fixed Rate Rule 144A Global Notes, the 2027 Fixed Rate Rule 144A Global Notes, the 2037 Fixed Rate Rule 144A Global Notes, the 2047 Fixed Rate Rule 144A Global Notes and the 2020 Floating Rate Rule 144A Global Notes, the “Rule 144A Global Notes”). The 2020 Fixed Rate Regulation S Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2020 Fixed Rate Regulation S Global Notes”). The 2022 Fixed Rate Regulation S Notes initially shall be represented by one or more Notes in registered, global form without interest coupons (collectively, the “2022 Fixed Rate Regulation S Global Notes”). The 2024 Fixed Rate Regulation S Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2024 Fixed Rate Regulation S Global Notes”). The 2027 Fixed Rate Regulation S Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2027 Fixed Rate Regulation S Global Notes”). The 2037 Fixed Rate Regulation S Notes initially shall be represented by one or more Notes in registered, global form without interest coupons (collectively, the “2037 Fixed Rate Regulation S Global Notes”). The 2047 Fixed Rate Regulation S Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2047 Fixed Rate Regulation S Global Notes”). The 2020 Floating Rate Regulation S Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2020 Floating Rate Regulation S Global Notes”). The 2022 Floating Rate Regulation S Notes initially shall be represented by one or more Notes of the same series in registered, global form without interest coupons (collectively, the “2022 Floating Rate Regulation S Global Notes” and, together with the 2020 Fixed Rate Regulation S Global Notes, the 2022 Fixed Rate Regulation S Global Notes, the 2024 Fixed Rate Regulation S Global Notes, the 2027 Fixed Rate Regulation S Global Notes, the 2037 Fixed Rate Regulation S Global Notes, the 2047 Fixed Rate Regulation S Global Notes and the 2020 Floating Rate Regulation S Global Notes, the “Regulation S Global Notes”). The Rule 144A Global Notes and the Regulation S Global Notes and any other global notes representing the Notes (collectively, the “Global Notes”) shall bear legends as set forth in Exhibit D. The Global Notes initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, in each case for credit to an account of an Agent Member, (ii) be delivered to Citibank, N.A. as custodian for such Depositary and (iii) bear legends as set forth in Exhibit B with respect to a Rule 144A Global Note and Exhibit C with respect to a Regulation S Global Note.

Members of, or direct or indirect participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or Citibank, N.A. as its custodian, or under the Global Notes, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company, any Agent or the Trustee from giving effect to any written certification, proxy or other authorization (which may be in electronic form) furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

None of the Company, any Guarantor, the Trustee, the Registrar, any Paying Agent or any agent of any of them shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Notes, for maintaining, supervising or reviewing any records relating to such beneficial owner interests, or for any acts or omissions of a Depositary or for any transactions between a Depositary and any beneficial owner or between or among beneficial owners. No owner of a beneficial interest in the Notes shall have any rights under this Indenture, and the Depositary or its nominee, if any, shall be deemed and treated by the Company, any Guarantor, the Trustee, the Registrar, any Paying Agent or any agent of any of them as the absolute owner and Holder of such Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, any Guarantor, the Trustee, the Registrar, any Paying Agent or any agent of any of them from giving effect to any written certification, proxy or other authorization furnished by a Depositary, or any of its members and any other Person on whose behalf such member may act, the operation of customary practices of such Persons governing the exercise of the rights of a beneficial owner of any Notes.

(b) Transfers and exchanges pursuant to this Section 2.16 and Section 2.17 may only be made between Notes of the same series. Transfers of Global Notes shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depositary and the provisions of Section 2.17. In addition, a Global Note shall be exchangeable for Physical Notes if (i) the Depositary (x) notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or (y) has ceased to be registered as a clearing agency under the Exchange Act, and, with respect to (x) or (y), the Company thereupon fails to appoint a successor depositary within 90 days of such notice or cessation, (ii) the Company, at its option, notifies the Trustee and the Authentication Agent in writing that it elects to effect the issuance of Physical Notes or (iii) upon the request of the Depositary at any time that there shall have occurred and be continuing an Event of Default with respect to the Notes. In all cases, Physical Notes delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depositary (in accordance with its customary procedures).

(c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners pursuant to paragraph (b) of this Section 2.16, the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Authentication Agent shall upon receipt of a written order from the Company authenticate and make available for delivery, one or more Physical Notes of like tenor and amount.

(d) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b) of this Section 2.16, the Global Notes shall be deemed to be surrendered to the Paying Agent for cancellation, and the Company shall execute, and the Authentication Agent shall authenticate and deliver, to each beneficial owner identified by the Depositary in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of Physical Notes of authorized denominations.

(e) Any Physical Note constituting a Restricted Note delivered in exchange for an interest in a Global Note pursuant to Section 2.17(b), or clause (c) or (d) of this Section 2.16 shall, except as otherwise provided by Sections 2.17(a) and Section 2.17(c), bear the Private Placement Legend for Restricted Notes or, in the case of the Regulation S Global Note, the legend set forth in Exhibit C, in each case, unless the Company determines otherwise in compliance with applicable law.

(f) Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in another Global Note shall, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, shall thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

(g) The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

Section 2.17. Special Transfer Provisions.

(a) Transfers to QIBs. The following provisions shall apply with respect to the registration or any proposed registration of transfer of a Note constituting a Restricted Note to a QIB (excluding transfers to Non-U.S. Persons):

(1) the Transfer Agent shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on such Holder’s Note stating, or to a transferee who has advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

(2) if the proposed transferee is an Agent Member, and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in the Global Note, upon receipt by the Transfer Agent of instructions given in accordance with the Depositary’s and the Registrar’s procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note in an amount equal to the principal amount of the Physical Notes to be transferred, and the Paying Agent shall cancel the Physical Notes so transferred.

(b) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Note to any Non-U.S. Person:

(1) the Registrar shall register the transfer of any Note constituting a Restricted Note whether or not such Note bears the Private Placement Legend, if the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit E hereto; and

(2) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Note, upon receipt by the Transfer Agent of (x) the certificate, if any, required by clause (b)(1) of this Section 2.17 and (y) written instructions given in accordance with the Depositary’s and the Transfer Agent’s procedures; whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Notes) a decrease in the principal amount of such Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred and (b) the Company shall execute and the Authentication Agent shall authenticate and deliver, one or more Physical Notes of like tenor and amount; and

(3) if the proposed transferee is an Agent Member, and the Notes to be transferred consist of Physical Notes, which after transfer are to be evidenced by an interest in a Regulation S Global Note, upon receipt by the Transfer Agent of written instructions given in accordance with the Depositary’s and the Transfer Agent’s procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such Regulation S Global Note in an amount equal to the principal amount of Physical Notes to be transferred, and the Authentication Agent shall cancel the Physical Notes so transferred.

(c) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Transfer Agent shall deliver Notes that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Transfer Agent shall deliver only Notes that bear the Private Placement Legend unless (i) such Note has been issued pursuant to Section 2.17(f), (ii) there is delivered to the Transfer Agent an Opinion of Counsel reasonably satisfactory to the Company and the Transfer Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act and the Transfer Agent has received an Officer’s Certificate from the Company to such effect or (iv) the requested transfer is after the later of (a) the first anniversary of the Issue Date or (b) such later date, if any, as may be required by the exemption from registration provided by Rule 144 under the Securities Act for non-Affiliates of an issuer (provided, however, that neither the Company nor an Affiliate of the Company has held any beneficial interest in such Note or portion thereof at any time since the Issue Date) and the Transfer Agent has received an Officer’s Certificate from the Company to such effect.

(d) Restrictions on Transfer during the Distribution Compliance Period. During the Distribution Compliance Period, beneficial ownership interests in any Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures, the legend on such Regulation S Global Note included as Exhibit C (the “Regulation S Legend”) and any applicable securities laws of any state of the United States of America. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in a Regulation S Global Note shall be made only in accordance with the Applicable Procedures and the Regulation S Legend and upon receipt by the Transfer Agent of a written certification from the transferor of the beneficial interest in the form provided on the reverse side of the form of Note in Exhibit C for exchange or registration of transfers and, in the case of a transfer to a transferee who takes delivery of such interest through a Rule 144A Global Note, the transferee must furnish a certification or a signed letter in the form provided on the reverse side of the form of Note in Exhibit B to the Transfer Agent. Such written certifications or letter shall no longer be required after the expiration of the Distribution Compliance Period. Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of the Indenture.

(e) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

(f) Certain Transfers in Connection with and After the Exchange Offer under the Registration Rights Agreement. Notwithstanding any other provision of this Indenture:

(1) no Exchange Notes issued may be exchanged by the Holder thereof for an Initial Note;

(2) accrued and unpaid interest on the Initial Notes being exchanged in the Exchange Offer shall be due and payable on the next Interest Payment Date for the Exchange Notes following the Exchange Offer and shall be paid to the Holder on the relevant record date of the Exchange Notes issued in respect of the Initial Notes being exchanged; and

(3) interest on the Initial Notes being exchanged in the Exchange Offer shall cease to accrue on (and including) the date of completion of the Exchange Offer and interest on the Exchange Notes to be issued in the Exchange Offer shall accrue from (but excluding) the date of the completion of the Exchange Offer.

(g) Exchange Offer. Upon the occurrence of the Exchange Offer with respect to the Notes of a series, the Company will issue and, upon a written order of the Company the Authentication Agent will authenticate:

(1) one or more Global Notes of such series not bearing the Private Placement Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes of such series bearing the Private Placement Legend that are accepted for exchange in the Exchange Offer by Persons that (A) are not Broker-Dealers, (B) are not participating in a distribution of the Exchange Notes and (C) are not Affiliates (as defined in Rule 144) of the Company, as evidenced by an Officer’s Certificate from the Company to such effect; or

(2) one or more Physical Notes of such series not bearing the Private Placement Legend in an aggregate principal amount equal to the principal amount of the Physical Notes of such series bearing the Private Placement Legend that are accepted for exchange in the Exchange Offer by Persons that (A) are not Broker-Dealers, (B) are not participating in a distribution of the Exchange Notes and (C) are not Affiliates (as defined in Rule 144) of the Company, as evidenced by an Officer’s Certificate from the Company to such effect.

Concurrently with the issuance of such Notes, the Transfer Agent will cause the aggregate principal amount of the applicable Global Notes bearing the Private Placement Legend to be reduced accordingly, and the Company will execute and the Authentication Agent will authenticate and deliver to the Persons designated by the Holders of Physical Notes so accepted Physical Notes not bearing the Private Placement Legend in the appropriate principal amount.

Section 2.18. Computation of Interest.

Interest on the Notes shall be computed in accordance with the terms of the Notes.

ARTICLE III

REDEMPTION AND PREPAYMENT

Section 3.01. Election To Redeem; Notices to Trustee.

If the Company elects to redeem any Notes pursuant to this Article III, at least 10 days prior to the Redemption Date but not more than 30 days before the Redemption Date, the Company shall notify the Trustee and the Paying Agent in writing of the series of Notes to be redeemed, the Redemption Date and the principal amount of such Notes to be redeemed and the Redemption Price, and deliver to the Trustee and the Paying Agent, no later than two Business Days prior to the Redemption Date, an Officer’s Certificate stating that such redemption will comply with the conditions contained this Article III.

Section 3.02. Selection of Notes To Be Redeemed.

If the Company elects to redeem less than all of the Notes of any series at any time, in the case of Notes issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

Section 3.03. Notice of Redemption.

Notice of any optional redemption shall be given in accordance with Section 10.01 hereto at least 10 days but not more than 30 days before the Redemption Date to each holder of the Notes to be redeemed. The Company may provide in the notice that payment of the Redemption Price and performance of the Company’s obligations with respect to the redemption or purchase may be performed by another Person.

The notice shall identify the Notes to be redeemed (including the series and the CUSIP numbers thereof) and shall state:

(1) the Redemption Date;

(2) the Redemption Price;

(3) if fewer than all outstanding Notes of a series are to be redeemed, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date and upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued;

(4) the name and address of the Paying Agent;

(5) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

(6) that unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date;

(7) the aggregate principal amount of Notes of such series that are being redeemed;

(8) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

(9) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

At the Company’s written request made at least five Business Days prior to the date on which notice is to be given (unless a shorter period is acceptable to the Paying Agent), the Paying Agent shall give the notice of redemption to the Holders in the Company’s name and at the Company’s sole expense.

Section 3.04. Effect of Notice of Redemption.

Once the notice of redemption described in Section 3.03 is sent (or delivered as required by the Depositary), Notes called for redemption become irrevocably due and payable on the Redemption Date and at the Redemption Price, including any premium, plus interest accrued and unpaid to, but excluding, the Redemption Date.

Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price, including any premium, plus interest accrued and unpaid to, but excluding, the Redemption Date; provided that (a) if the Redemption Date is after a record date and on or prior to the Interest Payment Date, the accrued and unpaid interest shall be payable to the Holder of the redeemed Notes registered on the relevant record date; and (b) if a Redemption Date is not a Business Day, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day. Such notice, if sent (or delivered as required by the Depositary) in the manner provided in Section 3.03, shall be conclusively presumed to have been given whether or not the Holder receives such notice.

Section 3.05. Deposit of Redemption Price.

On or prior to 11:00 A.M., London time, on each Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the Redemption Price of, including premium, if any, and accrued and unpaid interest on all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Paying Agent for cancellation.

On and after any Redemption Date, if money sufficient to pay the Redemption Price of, including premium, if any, and accrued and unpaid interest on Notes called for redemption shall have been made available in accordance with the immediately preceding paragraph, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the Redemption Price of and, subject to Section 3.04, accrued and unpaid interest on such Notes to, but excluding, the Redemption Date. If any Note surrendered for redemption shall not be so paid, interest will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Note and any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in the Notes.

Section 3.06. Notes Redeemed in Part.

If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed. The Company will issue a new Note of the applicable series in a principal amount equal to the unredeemed portion of the original Note in the name of the Holder upon cancellation of the original Note. Notes called for redemption become due on the date fixed for redemption. On and after such date, unless the Company defaults in payment of the Redemption Price on such date, interest ceases to accrue on the Notes or portions thereof called for such redemption.

Section 3.07. Optional Redemption.

(a) 2020 Fixed Rate Notes. At any time and from time to time prior to the Maturity Date of the 2020 Fixed Rate Notes, the Company may redeem the 2020 Fixed Rate Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any 2020 Fixed Rate Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 15 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2020 Fixed Rate Note to be redeemed to, but excluding, the Redemption Date.

(b) 2022 Fixed Rate Notes. At any time and from time to time prior to the Par Call Date of the 2022 Fixed Rate Notes, the Company may redeem the 2022 Fixed Rate Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any 2022 Fixed Rate Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 15 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2022 Fixed Rate Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the 2022 Fixed Rate Notes, the 2022 Fixed Rate Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the 2022 Fixed Rate Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(c) 2024 Fixed Rate Notes. At any time and from time to time prior to the Par Call Date of the 2024 Fixed Rate Notes, the Company may redeem the 2024 Fixed Rate Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any 2024 Fixed Rate Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 20 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2024 Fixed Rate Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the 2024 Fixed Rate Notes, the 2024 Fixed Rate Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the 2024 Fixed Rate Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(d) 2027 Fixed Rate Notes. At any time and from time to time prior to the Par Call Date of the 2027 Fixed Rate Notes, the Company may redeem the 2027 Fixed Rate Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any 2027 Fixed Rate Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 20 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2027 Fixed Rate Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the 2027 Fixed Rate Notes, the 2027 Fixed Rate Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the 2027 Fixed Rate Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(e) 2037 Fixed Rate Notes. At any time and from time to time prior to the Par Call Date of the 2037 Fixed Rate Notes, the Company may redeem the 2037 Fixed Rate Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any 2037 Fixed Rate Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 25 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2037 Fixed Rate Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the 2037 Fixed Rate Notes, the 2037 Fixed Rate Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the 2037 Fixed Rate Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(f) 2047 Fixed Rate Notes. At any time and from time to time prior to the Par Call Date of the 2047 Fixed Rate Notes, the Company may redeem the 2047 Fixed Rate Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any 2047 Fixed Rate Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 30 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the 2047 Fixed Rate Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the 2047 Fixed Rate Notes, the 2047 Fixed Rate Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the 2047 Fixed Rate Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(g) 2022 Floating Rate Notes. On or after the Par Call Date of the 2022 Floating Rate Notes, the 2022 Floating Rate Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the 2022 Floating Rate Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

(h) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06.

Section 3.08. Tax Redemption.

Each series of Notes is also redeemable by the Company, in whole but not in part, at 100% of the principal amount of such Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law (as defined below): (i) the Company or a Guarantor, in accordance with the terms of the applicable Notes or applicable Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such other Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it. In such case, the Company may redeem the applicable Notes upon not less than 30 nor more than 60 days’ notice as provided in Section 3.03 hereof, at 100% of the principal amount of such Notes plus accrued and unpaid interest to the Redemption Date (including Additional Amounts); provided, that, (a) no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company or such Guarantor, as the case may be, would be obligated to pay any such Additional Amounts in respect of the applicable Notes or applicable Guarantee, as applicable, then due and (b) at the time such notice is given, such obligation to pay such Additional Amounts remains in effect. The Company’s right to redeem the applicable Notes shall continue as long as the Company or a Guarantor is obligated to pay such Additional Amounts, notwithstanding that the Company or such Guarantor, as the case may be, shall have made payments of Additional Amounts. Prior to the giving of any such notice of redemption, the Company must deliver to the Trustee: (i) an Officer’s Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred; and (ii) an opinion of independent counsel or an independent accountant of recognized standing, selected by the Company or any Guarantor, as applicable, with respect to tax matters of the Relevant Taxing Jurisdiction to the effect that the Company or such Guarantor has, or would, become obligated to pay such Additional Amounts as a result of such Change in Tax Law.

For the purposes hereof, “Change in Tax Law” shall mean: (i) any changes in, or amendment to, any law of a Relevant Taxing Jurisdiction (including any regulations or rulings promulgated thereunder and including, for this purpose, any treaty entered into by the Relevant Taxing Jurisdiction) or any amendment to or change in the application or official interpretation (including judicial or administrative interpretation) of such law, which change or amendment becomes effective or, in the case of an official interpretation, is announced, on or after August 15, 2017; or (ii) if the Company or a Guarantor consolidates, merges, amalgamates or combines with, or transfers or leases its assets substantially as an entirety to, any person that is incorporated or tax resident under the laws of any jurisdiction other than a Relevant Taxing Jurisdiction (a “successor”) and as a consequence thereof such person becomes the successor obligor to the Company or such Guarantor in respect of Additional Amounts that may become payable (in which case, for purposes of this redemption provision, all references to the Company or such Guarantor shall be deemed to be and include references to such person), any change in, or amendment to, any law of the jurisdiction of organization or tax residence of such successor, or the jurisdiction through which payments will be made by the successor, or any political subdivision or taxing authority thereof or thereon for purposes of taxation (including any regulations or rulings promulgated thereunder and including, for this purpose, any treaty entered into by such jurisdiction) or any amendment to or change in the application or official interpretation (including judicial or administrative interpretation) of such law, which change or amendment becomes effective or, in the case of an official interpretation, is announced, on or after the date of such consolidation, merger, amalgamation, combination or other transaction.

ARTICLE IV

COVENANTS

Section 4.01. Payment of Principal, Premium and Interest.

The Company covenants and agrees that it will duly and punctually pay the principal of (and premium, if any) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

Section 4.02. Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for Notes an office or agency where Notes may be presented or surrendered for payment, where Notes may be presented for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Paying Agent with the address thereof, such presentations, surrenders, notices and demands (except for service of process in relation to any proceeding arising out of or relating to the performance of the Company’s obligations under this Indenture and the Notes), and the Company hereby appoints the Paying Agent as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 4.03. Reports by the Company.

(a) If the Company or a Guarantor is subject to TIA § 314(a), the requirement to deliver to the Trustee and the Holders the annual reports and information, documents, and other reports which the Company or a Guarantor is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act will be satisfied if the Company or a Guarantor files such reports, information and documents electronically using the Commission’s EDGAR electronic filing system or any successor system, and such reports, information and documents are publicly available on the Commission’s web site.

(b) Notwithstanding anything herein to the contrary, in the event that the Company fails to comply with its obligation to file or provide such information, documents and reports as required hereunder, the Company will be deemed to have cured such Default for purposes of Section 5.01(ii) upon the filing or provision of all such information, documents and reports required hereunder prior to the expiration of 120 days after written notice to the Company of such failure from the Trustee or from the Holders of at least 25% of the principal amount of the applicable series of Notes (with a copy to the Trustee).

(c) For so long as any Restricted Notes are outstanding, the Company agrees that, in order to render such Restricted Notes eligible for resale pursuant to Rule 144A under the Securities Act, during any period in which neither it nor any Guarantor is subject to Section 13 or Section 15(d) of the Exchange Act, or exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, it will make available, upon request, to any Holder of Restricted Notes or prospective purchasers of Restricted Notes the information specified in Rule 144A(d)(4).

(d) Notwithstanding anything herein to the contrary, the information, documents and reports required pursuant to this Indenture may, at the option of the Company, instead be those of any direct or indirect parent entity of the Company so long as such parent entity has fully and unconditional guaranteed by execution of this Indenture in the case of the Parent Guarantor, or fully and unconditionally guarantees, by execution of a supplemental indenture, the obligations of the Company in respect of the Notes and such parent entity and the Company comply with the requirements of Rule 3-10 of Regulation S-X promulgated by the Commission (or any successor provision).

(e) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

Section 4.04. Corporate Existence.

Subject to Section 4.10, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a corporation.

Section 4.05. Money for Notes Payments.

If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have a Paying Agent for the Notes, it will, prior to 11:00 a.m., London time, on each due date of the principal of (and premium, if any) or interest on the Notes, deposit with the Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

If the Paying Agent is not a party to this Indenture, the Company will cause the Paying Agent, other than the Trustee, to execute and deliver to the Trustee an instrument in which the Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that the Paying Agent will:

(a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on the Notes for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(b) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal (and premium, if any) or interest on the Notes; and

(c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by the Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct the Paying Agent to pay, to the Trustee all sums held by the Paying Agent or held in trust by the Company, such sums to be held in trust by the Trustee; and, upon such payment by the Paying Agent to the Trustee, the Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or the Paying Agent, or then held by the Company, for the payment of the principal of (and premium, if any) or interest on the Notes and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Order, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or the Paying Agent with respect to such money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or the Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 4.06. Payment of Taxes and Other Claims.

The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (2) all material lawful claims against the Company for labor, materials and supplies, which in the case of either clause (1) or (2) of this Section 4.06, if unpaid, might by law become a lien upon a property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 4.07. Stay, Extension and Usury Laws.

The Company and each of the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company and each of the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.08. Payment of Additional Amounts.

The Company or, if applicable, each Guarantor will make payments of, or in respect of, principal, premium (if any) and interest on the Notes, or any payment pursuant to the applicable Guarantee, as the case may be, without withholding or deduction for or on account of any present or future tax, levy, impost or other similar governmental charge whatsoever imposed, assessed, levied or collected (“Taxes”) by or for the account of the United States, the United Kingdom (in the case of a payment by the Parent Guarantor or BATIF), The Netherlands (in the case of a payment by a Dutch Guarantor) or any other jurisdiction through which payment is made by or on behalf of the Company or, if applicable, such Guarantor (or any political subdivision thereof or any authority thereof having the power to tax) (a “Relevant Taxing Jurisdiction”), unless such withholding or deduction is required by law.

If the Company or, if applicable, any Guarantor, is required by a Relevant Taxing Jurisdiction to so withhold or deduct such Taxes, the Company or, if applicable, such Guarantor, will pay to the Holder such additional amounts (“Additional Amounts”) as may be necessary so that the net amount received by such Holder will not be less than the amount such Holder would have received if such Taxes had not been withheld or deducted; provided, however, that amounts with respect to any United States Tax shall be payable only to Holders that are not United States persons (within the meaning of the Code) and provided further, that neither the Company nor such Guarantor shall be required to pay any Additional Amounts for or on account of:

(i)	any Taxes that would not have been so imposed, assessed, levied or collected but for the fact that the Holder or beneficial owner of the applicable Note or Guarantee (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or engaging or having been engaged in a trade or business or maintaining or having maintained a permanent establishment or being or having been physically present in, a Relevant Taxing Jurisdiction or otherwise having or having had some connection with a Relevant Taxing Jurisdiction other than the holding or ownership of, or the collection of principal of, and premium (if any) or interest on, a Note or the enforcement of the applicable Guarantee, as the case may be;

(ii)	any Taxes that would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required in order to receive payment, the applicable Note or Guarantee was presented more than 30 days after the date on which such payment became due and payable or was provided for, whichever is later, except to the extent that the Holder or beneficial owner thereof would have been entitled to Additional Amounts had the applicable Note or Guarantee been presented for payment on any day during such 30 day period;

(iii)	any estate, inheritance, gift, sales, transfer, personal property or similar Taxes;

(iv)	any Taxes that are payable otherwise than by withholding or deduction from payments on or in respect of the applicable Note or Guarantee;

(v)	any Taxes that would not have been so imposed, assessed, levied or collected but for the failure by the Holder or the beneficial owner of the applicable Note or Guarantee to (A) provide any certification, identification, information, documents or other evidence concerning the nationality, residence or identity of the Holder or the beneficial owner or its connection with the Relevant Taxing Jurisdiction or (B) make any valid or timely declaration or claim or satisfy any other reporting, information or procedural requirements relating to such matters if, in either case, compliance is required by statute, regulation, relevant income tax treaty or administrative practice of the Relevant Taxing Jurisdiction as a condition to relief or exemption from such Taxes;

(vi)	any Taxes imposed by reason of the Holder or the beneficial owner of the applicable Note or Guarantee being or having been considered a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business, as described in Section 881(c)(3)(A) of the Code (or any amended or successor provisions);

(vii)	any Taxes imposed on interest received by a 10-percent shareholder of the Company within the meaning of Section 871(h)(3)(B) or Section 881(c)(3)(B) of the Code (or any amended or successor provisions);

(viii)	any backup withholding imposed pursuant to Section 3406 of the Code (or any amended or successor provisions);

(ix)	any Taxes imposed pursuant to Section 871(h)(6) or Section 881(c)(6) of the Code (or any amended or successor provisions);

(x)	any Taxes imposed by reason of the Holder or the beneficial owner of the applicable Note or Guarantee being or having been a personal holding company, passive foreign investment company or controlled foreign corporation for U.S. federal income tax purposes or a corporation that has accumulated earnings to avoid U.S. federal income tax;

(xi)	any Taxes imposed or withheld pursuant to Sections 1471 through 1474 of the Code (or any amended or successor provisions), any Treasury regulations promulgated thereunder, any official interpretations thereof or any agreements entered into in connection with the implementation thereof (“FATCA Withholding”); or

(xii)	any combination of the Taxes described in (i) through (xi) above.

In addition, Additional Amounts will not be paid with respect to any payment of the principal of, or any premium or interest on, any of the applicable Notes or Guarantees to any Holder that is a fiduciary, a partnership, a limited liability company or any person other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary, a member of such partnership, an interest holder in such limited liability company or a beneficial owner that would not have been entitled to such amounts had such beneficiary, settlor, member, interest holder or beneficial owner been the Holder of the applicable Notes or Guarantees.

Unless otherwise stated, references in any context to the payment of principal of, and any premium or interest on, any Note, or any payment pursuant to the Guarantees, will be deemed to include payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

Section 4.09. Negative Pledge.

So long as any of the applicable Notes remains outstanding, neither the Company nor any Guarantor will secure or allow to be secured any Quoted Borrowing or any payment under any guarantee by any of them of any Quoted Borrowing by any mortgage, charge, pledge or lien (other than arising by operation of law) upon any of its undertaking or assets, whether present or future, unless at the same time the same mortgage, charge, pledge or lien is extended, or security which is not materially less beneficial to the Holders of the applicable Notes than the security given as aforesaid or which shall be approved by consent of the Holders of not less than 75% in aggregate principal amount of the applicable Notes at the time outstanding is extended or created (as the case may be), to secure equally and ratably the principal of, and interest on, and all other payments (if any) in respect of the applicable Notes.

Section 4.10. Limitation on Mergers, Consolidations, Amalgamations and Combinations

So long as any of the applicable Notes remain outstanding, neither the Company nor any Guarantor may consolidate with or merge into any other person or sell, convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any person (other than any sale or conveyance by way of a lease in the ordinary course of business), unless: (i) in the case of the Company, any successor person assumes the Company’s obligations on the applicable Notes and under this Indenture and, in the case of any Guarantor, any successor person assumes such Guarantor’s obligations on the Guarantee and under this Indenture; (ii) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; (iii) such successor person is organized under the laws of the United States, the United Kingdom, The Netherlands or any other country that is a member of the Organization for Economic Cooperation and Development as of the date of such succession; (iv) such successor person agrees to pay any Additional Amounts imposed by the jurisdiction in which such successor person is incorporated or otherwise a resident for tax purposes or through which payments are made and resulting therefrom or otherwise; and (v) if as a result of such consolidation or merger or such sale, conveyance, transfer or lease, properties or assets of the Company or any Guarantor would become subject to a mortgage, pledge, security interest, lien or similar encumbrance to secure payment of any indebtedness for borrowed money of the Company or a Guarantor which would not be permitted by the applicable Notes or under this Indenture, the Company or any Guarantor or such successor person, as the case may be, shall take such steps as shall be necessary to effectively secure the Notes equally and ratably with (or prior to) all indebtedness for borrowed money secured thereby.

Upon any consolidation of the Company or a Guarantor with, or merger of the Company or a Guarantor into, any other Person or any sale, conveyance, transfer or lease of all or substantially all of the assets of the Company or a Guarantor in accordance with this Section 4.10, the successor Person formed by such consolidation or into which the Company or a Guarantor is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or a Guarantor under this Indenture and the Notes with the same effect as if such Person had been named as the Company or a Guarantor herein, as the case may be, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture, the Notes and the applicable Guarantee, as the case may be. The terms “Company” and “Guarantor”, as used in the Notes and the Indenture, also refer to any such successors or assigns so substituted.

The limitation on mergers, consolidations, amalgamations and combinations contained in this Section 4.10 shall not apply to any consolidation, merger, amalgamation or combination in which the Company or any Guarantor is the surviving corporation except that, in such case, the provisions of (ii) and (v) above shall apply such that: (x) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and (y) if as a result of such consolidation or merger or such sale, conveyance, transfer or lease, properties or assets of the Company or any Guarantor would become subject to a mortgage, pledge, security interest, lien or similar encumbrance to secure payment of any indebtedness for borrowed money of the Company or a Guarantor which would not be permitted by the applicable Notes or under this Indenture, the Company or any Guarantor, as the case may be, shall take such steps as shall be necessary to effectively secure the Notes equally and ratably with (or prior to) all indebtedness for borrowed money secured thereby.

Section 4.11. Statement by Officers as to Event of Default.

The Company shall, so long as any of the Notes are outstanding, deliver to a Responsible Officer of the Trustee, forthwith (and in any event within ten Business Days) upon any Officer of the Company becoming aware of any Event of Default, an Officer’s Certificate specifying such Event of Default, its status and what action the Company is taking or proposes to take in respect thereof.

Section 4.12. Statements as to Compliance.

The Company will deliver to the Trustee, within 180 days after the end of each fiscal year of the Parent Guarantor, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company (complying with Section 314(a)(4) of the TIA), stating that:

(1) a review of the activities of the Company and the Guarantors during such year and of performance under this Indenture has been made under his or her supervision; and

(2) to the best of his or her knowledge, based on such review, the Company and the Guarantors are in compliance with all conditions and covenants under this Indenture.

For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

Section 4.13. Mutual Undertaking Regarding Information Reporting and Collection Obligations.

Each party (other than the Trustee) shall, within ten Business Days of a written request by another party, supply to that other party such forms, documentation and other information relating to such party, its operations or the Notes as that other party reasonably requests for the purposes of that other party’s compliance with Applicable Law and shall notify the relevant other party reasonably promptly in the event that such party becomes aware that any of the forms, documentation or other information provided by such party is (or becomes) inaccurate in any material respect; provided, however, that no party shall be required to provide any forms, documentation or other information pursuant to this Section 4.13 to the extent that: (i) any such form, documentation or other information (or the information required to be provided on such form or documentation) is not reasonably available to such party and cannot be obtained by such party using reasonable efforts; or (ii) doing so would or might in the reasonable opinion of such party constitute a breach of any: (a) Applicable Law; (b) fiduciary duty; or (c) duty of confidentiality. For purposes of this Section 4.13, “Applicable Law” shall be deemed to include (i) any relevant rule or practice of any Authority by which any party is bound or with which it is accustomed to comply; (ii) any relevant agreement between any Authorities; and (iii) any relevant agreement between any Authority and any party that is customarily entered into by institutions of a similar nature.

Section 4.14. Agent Right to Withhold.

Notwithstanding any other provision of this Indenture, each Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Notes for or on account of any Taxes, if and only to the extent so required by Applicable Law, in which event each such Agent shall make such payment after such deduction or withholding has been made and shall account to the relevant Authority within the time allowed for the amount so deducted or withheld or, at its option in the case of any Tax other than a U.S. federal withholding Tax, shall reasonably promptly after making such payment return to the Company the amount so deducted or withheld, in which case, the Company shall so account to the relevant Authority for such amount. For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this Section 4.14.

Section 4.15. Company Right to Redirect.

In the event that the Company determines in its sole discretion that any deduction or withholding for or on account of any Tax will be required by Applicable Law in connection with any payment due to any of the Agents on any Notes, then the Company will be entitled to redirect or reorganize any such payment in any way that it sees fit in order that the payment may be made without such deduction or withholding, provided that any such redirected or reorganized payment is made through a recognized institution of international standing and otherwise made in accordance with this Indenture. The Company will promptly notify the Agents and the Trustee in writing of any such redirection or reorganization. For the avoidance of doubt, FATCA Withholding is a deduction or withholding which is deemed to be required by Applicable Law for the purposes of this Section 4.15.

ARTICLE V

DEFAULTS AND REMEDIES

Section 5.01. Events of Default.

Each of the following events shall be an “Event of Default” with respect to each series of Notes:

(i) default is made in the payment of: (a) any installment of interest (excluding Additional Amounts) upon any Note of the relevant series as and when the same shall become due and payable, and continuance of such default for a period of 14 days or more; (b) applicable Additional Amounts as and when the same shall become due and payable, and continuance of such default for a period of 14 days; or (c) all or any part of the principal or premium, if any, of any Note of the relevant series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise, and continuance of such default for 3 days;

(ii) the Company or any Guarantor does not perform or comply with any one or more of its other obligations under the Notes of the relevant series or this Indenture (other than those described in paragraph (i) above) which is not remedied within 30 days after written notice of such default shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% of the outstanding principal amount of the Notes;

(iii) (a) any other present or future indebtedness for borrowed money of the Company or any Guarantor, other than the Notes issued by the Company, becomes due and payable prior to its Stated Maturity by reason of any default or event of default in respect thereof by the Company or any Guarantor and remains unpaid; or (b) any such indebtedness for borrowed money is not paid when due or, as the case may be, within any applicable grace period; or (c) the Company or any Guarantor fails to pay when due and called upon (after the expiry of any applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any indebtedness for borrowed money and which remains unpaid; provided that (x) payment of the indebtedness for borrowed money is not being contested in good faith and in accordance with legal advice or (y) the aggregate amount of the indebtedness for borrowed money, guarantees and indemnities in respect of which one or more of the events mentioned above in (a), (b) and (c) has or have occurred and is or are continuing, equals or exceeds £750 million or its equivalent in any other currency of the indebtedness for borrowed money or, if greater, 1.25% of the Total Equity of the Parent Guarantor, as set out in the “Total Equity” line item in the most recent consolidated group balance sheet of the Parent Guarantor and its subsidiaries in the Parent Guarantor’s most recent Annual Report;

(iv) any Guarantee ceases to be in full force and effect (except as contemplated by the terms of this Indenture) or any Guarantor denies or disaffirms in writing its obligations under this Indenture or Guarantee;

(v) a distress or execution or other legal process is levied or enforced against or an encumbrancer takes possession of or a receiver, administrative receiver or other similar officer is appointed of the whole or a part of the assets of the Company or any Guarantor which is substantial in relation to the BAT Group taken as a whole and is not discharged, stayed, removed or paid out within 45 days after such execution or appointment;

(vi) any mortgage, charge, pledge, lien or other encumbrance, present or future, created or assumed by the Company or any Guarantor becomes enforceable and any step is taken to enforce it (including the taking of possession or the appointment of a receiver, administrative receiver, manager or other similar person) against all or substantially all of the assets of the Company or any Guarantor and is not discharged within 45 days;

(vii) the Company or any Guarantor is insolvent or bankrupt or unable to pay its debts (in respect of companies incorporated in England and Wales, within the meaning of Sections 123(1)(b) or (e) or Section 123(2) of the UK Insolvency Act 1986), stops, suspends or threatens to stop or suspend payment of all or a material part of its debts, proposes or makes a general assignment or an arrangement or composition (otherwise than for the purposes of reconstruction, amalgamation, reorganization, merger or consolidation or other similar arrangement) with or for the benefit of its creditors in respect of any of such debts or a moratorium is agreed or declared in respect of or affecting all or a material part of the debts of the Company;

(viii) an order is made or an effective resolution passed for the winding-up or dissolution or administration of the Company or any Guarantor, or the Company or any Guarantor shall apply or petition for a winding-up or administration order in respect of itself or ceases or threatens to cease to carry on all or substantially all of its business or operations, in each case except for the purpose of and followed by a reconstruction, amalgamation, reorganization, merger or consolidation or other similar arrangement; or

(ix) any event occurs that under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in any of the foregoing paragraphs (vii) and (viii).

An Event of Default with respect to any series of Notes would not necessarily constitute an event of default with respect to the other series of Notes.

Section 5.02. Acceleration of Maturity; Rescission.

If an Event of Default with respect to the Notes of a series occurs and is continuing, then and in each and every such case (other than Events of Default specified in Section 5.01 (vii), (viii) or (ix) hereof with respect to the Company or any Guarantor), unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder.

If the Events of Default specified in Section 5.01 (vii), (viii) or (ix) hereof occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder.

The registered Holders of a majority in principal amount of the then outstanding Notes of such series may rescind and annul such acceleration and its consequences (i) if the rescission would not conflict with any judgment or decree and (ii) if all existing Events of Default have been cured or waived except nonpayment of principal, that has become due solely because of the acceleration, by written notice to the Company, each Guarantor and the Trustee. However, no such rescission and annulment shall extend to or shall affect any subsequent Default or shall impart any right consequent thereon.

Subject to Section 6.01, in case an Event of Default shall occur and be continuing, the Trustee shall be under no obligation to exercise any of its rights or powers under this Indenture at the request or direction of any of the Holders of Notes of any series, unless such Holders have offered to the Trustee security or indemnity satisfactory to it. Subject to Section 6.06, the Holders of a majority in aggregate principal amount of any series of Notes then outstanding will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power the Trustee holds with respect to the Notes of such series.

Section 5.03. Other Remedies.

If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, and interest on the Notes of each applicable series or to enforce the performance of any provision of the Notes of each applicable series or this Indenture and may take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceedings to which it is a party.

The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. Any such proceeding instituted by the Trustee may be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the compensation and reasonable expenses, disbursements of the Trustee and its counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative, to the extent permitted by law. Any reasonable costs associated with actions taken by the Trustee in good faith and without negligence under this Section 5.03 shall be reimbursed to the Trustee by the Company.

Section 5.04. Waiver of Past Defaults and Events of Default.

Provided the Notes of a series are not then due and payable by reason of a declaration of acceleration, the Holders of a majority in principal amount of the then outstanding Notes of such series may on behalf of the Holders of all the affected Notes of such series waive any past Default with respect to such series of Notes and its consequences by providing written notice thereof to the Company and the Trustee, except a Default (1) in the payment of interest on or the principal of any Note or (2) in respect of a covenant or provision hereof which under this Indenture cannot be modified or amended without the consent of the Holder of each outstanding Note affected. In the case of any such waiver, the Company, the Trustee and the Holders of the Notes of the applicable series will be restored to their former positions and rights under this Indenture, respectively; provided that no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

Section 5.05. Control by Majority.

The Holders of at least a majority in aggregate principal amount of the outstanding Notes of a series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such series. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of the affected Notes not joining in the giving of such direction and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of the Notes.

Section 5.06. Limitation on Suits.

No Holder of the Notes of a series will have any right to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy under this Indenture (except suits for the enforcement of payment of overdue principal or interest) unless (1) the Holder has previously given the Trustee written notice of a continuing Event of Default, (2) the Holders of at least 25% in principal amount of the outstanding Notes of such series have made a written request to the Trustee to institute such proceeding as Trustee, (3) the Holder or Holders of Notes have offered, and if requested, have provided to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense, (4) the Trustee has not complied with the request within 60 days after receipt of the request and the offer of indemnity and (5) during such 60-day period the Holders of a majority in aggregate principal amount of the outstanding Notes of such series have not given the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders).

However, the Holder of any Note will have an absolute and unconditional right to receive payment of the principal of, and premium, if any, or interest on, such Note on or after the date or dates they are to be paid as expressed in such Note and to institute suit for the enforcement of any such payment.

Section 5.07. Rights of Holders To Receive Payment.

Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of the principal of or premium, if any, or interest, if any, on such Note or to bring suit for the enforcement of any such payment, on or after the due date expressed in the Notes shall not be impaired or affected without the consent of such Holder.

Section 5.08. Collection Suit by Trustee.

If an Event of Default in payment of principal, premium or interest specified in Section 5.01(i) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company (or any other obligor on the Notes) for the whole amount of unpaid principal and accrued interest remaining unpaid.

Section 5.09. Trustee May File Proofs of Claim.

The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the compensation and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and, unless prohibited by law, shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the compensation and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.06.

Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceedings. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the compensation and reasonable expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

Section 5.10. Priorities.

Any money or property collected by the Trustee pursuant to this Article V, and any money or other property distributable in respect of the Company’s obligations under this Indenture after an Event of Default shall be applied in the following order:

FIRST: to the Trustee (including any predecessor Trustee) for amounts due under Section 6.06;

SECOND: to Holders for amounts due and unpaid on the affected Notes for principal, premium, if any, and interest (including Additional Interest, if any) as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the affected Notes; and

THIRD: to the Company or as otherwise determined by a court of competent jurisdiction.

The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 5.10.

Section 5.11. Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.07 or a suit by Holders of more than 10% in principal amount of the Notes of a series then outstanding.

Section 5.12. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy occurring upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

ARTICLE VI

TRUSTEE

Section 6.01. Duties of Trustee.

(a) If an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it under this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b) Except during the continuance of an Event of Default:

(1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts, statements, opinions or conclusions stated therein).

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct, except that:

(1) this paragraph does not limit the effect of clause (b) or (d) of this Section 6.01;

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the Holders of a majority in aggregate principal amount of the outstanding Notes of any series, determined as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes of such series.

(d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee shall be subject to the provisions of this Section 6.01.

(f) The Trustee shall not be liable for interest or earnings on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law.

(g) The Trustee shall not be responsible for the application of any money by any Paying Agent other than the Trustee.

Section 6.02. Rights of Trustee.

Subject to Section 6.01:

(a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed in good faith by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

(b) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

(c) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate.

(d) The Trustee may execute any of the trusts or power hereunder or perform any duties hereunder either directly or by or through attorneys or agents and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent appointed with due care by it hereunder.

(e) The Trustee shall not be liable for any action taken, suffered, or omitted to be taken in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

(f) The Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.

(g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

(i) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further reasonable inquiry or reasonable investigation into such facts or matters as it may see fit.

(j) The Trustee shall not be deemed to have notice or be charged with knowledge of any Default or Event of Default unless written notice of such Default or Event of Default from the Company or any Holder is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

(k) The Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(l) Anything in this Indenture notwithstanding, in no event shall the Trustee be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit), even if the Trustee has been advised as to the likelihood of such loss or damage and regardless of the form of action.

(m) The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, any provision of any law or regulation or any act of any Governmental Authority, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action and may do anything which is, in its reasonable opinion, necessary to comply with any such law, directive or regulation.

(n) The permissive right of the Trustee to take or refrain from taking action hereunder shall not be construed as a duty.

Section 6.03. Individual Rights of Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest within the meaning of Section 310(b)(1) of the TIA, it must eliminate such conflict within 90 days or resign; provided, however, that there shall be excluded from the operation of TIA §310(b)(1) any indenture or indentures under which other securities or certificates of interest of participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA §310(b)(1) are met, other than the fact that such indentures are not described herein.

Any Agent may do the same with like rights. The Trustee is subject to Section 6.09.

Section 6.04. Trustee’s and Agent’s Disclaimers.

The recitals contained herein and in the Notes, except the Authentication Agent’s certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor the Authentication Agent assumes responsibility for their correctness. Neither the Trustee nor the Authentication Agent makes representations as to the validity, sufficiency or adequacy of this Indenture or of the Notes. Neither the Trustee nor the Authentication Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof. The Trustee shall not be responsible to make any calculation with respect to any matter under this Indenture. The Trustee represents that it is duly authorized to execute and deliver this Indenture and perform its obligations hereunder, as applicable. Each Agent represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder. Neither the Trustee nor any Agent shall have a duty to monitor or investigate the Company’s compliance with or the breach of, or cause to be performed or observed, any representation, warranty or covenant made in this Indenture.

Section 6.05. Notice of Defaults.

Within 90 days after the occurrence thereof, and if known to the Trustee, the Trustee shall give to the Holders of the Notes of a series notice of each Default or Event of Default with respect to the Notes of such series known to the Trustee, by transmitting such notice to Holders at their addresses as the same shall then appear on the register of the Notes kept by the Registrar, unless such Default shall have been cured or waived before the giving of such notice. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any of the Notes of a series when and as the same shall become payable, or to make any sinking fund payment as to Notes of a series (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of this Indenture), the Trustee shall be protected in withholding such notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

Section 6.06. Compensation and Indemnity.

(a) The Company shall pay to the Trustee and Agents from time to time such compensation for their services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) as shall be agreed upon in writing. The Company shall reimburse the Trustee and Agents upon written request for all reasonable disbursements, expenses and advances incurred or made by them in connection with the Trustee’s duties under this Indenture, including the compensation and reasonable disbursements and expenses of the Trustee’s agents and external counsel, except any such expense, disbursement or advance as may be attributable to its willful misconduct, bad faith or negligence.

(b) The Company shall fully indemnify each of the Trustee and its officers, agents and employees and any predecessor Trustee for, and hold each of them harmless against, any and all loss, damage, claim, liability or expense, including, without limitation, reasonable and documented attorneys’ fees and expenses incurred by each of them in connection with the acceptance or performance of its duties under this Indenture including the reasonable and documented costs and expenses of enforcing this Indenture against the Company or any of the Guarantors (including this Section 6.06) and defending itself against any claim (whether asserted by the Company, or any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder (including, without limitation, settlement costs). The Trustee shall notify the Company in writing promptly of any claim of which a Responsible Officer of the Trustee has received written notice at its Corporate Trust Office asserted against the Trustee for which it may seek indemnity; provided that the failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. In the event that a conflict of interest exists or potential harm to the Trustee’s business exists, the Trustee may have separate counsel, which counsel must be reasonably acceptable to the Company and the Company shall pay the reasonable and documented fees and expenses of such counsel.

(c) Notwithstanding the foregoing, the Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability to have been incurred by the Trustee through its own willful misconduct, bad faith or negligence.

(d) To secure the payment obligations of the Company in this Section 6.06, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee and such money or property held in trust to pay principal of and interest on particular Notes.

(e) The obligations of the Company under this Section 6.06 to compensate and indemnify the Trustee, Agents and each predecessor Trustee and to pay or reimburse the Trustee, Agents and each predecessor Trustee for expenses, disbursements and advances shall be the liability of the Company and the lien provided for under this Section 6.06 and shall survive the resignation or removal of the Trustee and the satisfaction, discharge or other termination of this Indenture for any reason, including any termination or rejection hereof under any Bankruptcy Law.

(f) In addition to, but without prejudice to its other rights under this Indenture, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.01 (vii), (viii) or (ix) occurs, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

(g) For purposes of this Section 6.06, the term “Trustee” shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights or any other Trustee hereunder.

Section 6.07. Replacement of Trustee.

(a) A resignation or removal of the Trustee and appointment of a successor Trustee will become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 6.07.

(b) The Trustee may resign at any time by so notifying the Company in writing no later than 30 calendar days prior to the date of the proposed resignation. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by notifying the Company and the removed Trustee in writing no later than 30 calendar days prior to the date of the proposed removal and may appoint a successor Trustee with the Company’s written consent, which consent shall not be unreasonably withheld. The Company may remove the Trustee at its election if:

(1) the Trustee fails to comply with Section 6.09;

(2) the Trustee is adjudged bankrupt or insolvent or an order for relief entered with respect to the Trustee under Bankruptcy Law;

(3) a receiver or other public officer takes charge of the Trustee or its property; or

(4) the Trustee otherwise becomes incapable of acting.

(c) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

(d) If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Notes may petition at the expense of the Company any court of competent jurisdiction, in the case of the Trustee, for the appointment of a successor Trustee.

(e) If the Trustee fails to comply with Section 6.09, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(f) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall, subject to the lien and its rights under Section 6.06, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall transmit notice of its succession to each Holder. Notwithstanding replacement of the Trustee pursuant to this Section 6.07, the lien and Company’s obligations under Section 6.06 shall continue for the benefit of the retiring Trustee.

Section 6.08. Successor Trustee by Consolidation, Merger, etc.

Any Person into which the Trustee or any successor to it in the trusts created by this Indenture shall be merged or converted, or any Person with which it or any successor to it shall be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or any such successor to it shall be a party, or any Person to which the Trustee or any successor to it shall sell or otherwise transfer all or substantially all of the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person shall be otherwise qualified and eligible under this Article VI. In case at the time such successor to the Trustee (if acting as the Authentication Agent) shall succeed to the trusts created by this Indenture with respect to one or more series of Notes, any of such Notes shall have been authenticated but not delivered by the Trustee (if acting as the Authentication Agent) then in office, any successor to such Trustee (if acting as the Authentication Agent) may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee (if acting as the Authentication Agent) or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 6.09. Eligibility; Disqualification.

There will at all times be a Trustee hereunder that is a Person organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities. The Trustee (together with its corporate parent) shall have a combined capital and surplus of at least $100.0 million as set forth in the most recent applicable published annual report of condition.

The Trustee shall not be deemed to have a conflict of interest under or in respect of its duties under this Indenture except and to the extent provided for in Section 310(b)(1) of the TIA, applied as if this Indenture were qualified under such Act; provided, however, that there shall be excluded from the operation of TIA §310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA §310(b)(1) are met, other than the fact that such indentures are not described herein.

Section 6.10. Reports by Trustee to Holders.

If required by TIA § 313(a), within 60 days after August 15 of any year, commencing 2018, the Trustee shall transmit to each Holder a brief report dated as of such date that complies with TIA § 313(a) (but if no event described in TIA § 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA § 313(b)(2). The Trustee shall also transmit all reports as required by TIA § 313(c) and comply with TIA § 313(d).

Section 6.11. Preferential Collection of Claims Against Company.

The Trustee shall comply with TIA § 311(a). A Trustee who has resigned or been removed shall be subject to TIA § 311(a) to the extent indicated therein.

ARTICLE VII

AMENDMENT, SUPPLEMENT AND WAIVER

Section 7.01. Without Consent of Holders.

The Company, the Guarantors and the Trustee may, without the consent of any Holder of a Note of any series, from time to time and at any time, enter into a supplemental indenture amending or supplementing such Indenture, the Notes or the Guarantees in order to:

(i)	convey, transfer, assign, mortgage or pledge to the Holders of the Notes of any series or any person acting on their behalf as security for the Notes of such series any property or assets;

(ii)	evidence the succession of another person to the Company or any Guarantor, as the case may be, or successive successions, and the assumption by the successor person(s) of the covenants, agreements and obligations of the Company or any Guarantor, as the case may be, pursuant to this Indenture;

(iii)	evidence and provide for the acceptance of appointment of a successor or successors to the Trustee and/or the Paying Agent, Transfer Agent, Calculation Agent and Registrar, as applicable;

(iv)	add to the covenants of, or the restrictions, conditions or provisions applicable to, the Company and any Guarantor, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the Holders of the Notes of any series issued pursuant to this Indenture, including to eliminate one or both prongs of the release provision under Section 9.07 hereof, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default under this Indenture permitting the enforcement of all or any of the several remedies provided in this Indenture; provided that, in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which may be shorter or longer than that allowed in the case of other defaults) or may limit the remedies available to the Trustee upon such an Event of Default;

(v)	if required by the requirements of the Commission, comply with any requirements of the Commission in connection with the qualification of this Indenture under the TIA;

(vi)	modify the restrictions on, and procedures for, resale and other transfers of the Notes of such series pursuant to law, regulation or practice relating to the resale or transfer of restricted securities generally;

(vii)	cure any ambiguity or to correct or supplement any provision contained in this Indenture, the Notes, or the Guarantees which may be defective or inconsistent with any other provision contained therein or to make such other provision in regard to matters or questions arising under this Indenture, the Notes or the Guarantees as the Company, any Guarantor or the Trustee may deem necessary or desirable and which will not, in the opinion of the Company or any Guarantor, adversely affect the interests of the Holders of the Notes of such series in any material respect;

(viii)	issue an unlimited aggregate principal amount of Notes under this Indenture or to “reopen” the applicable series of Notes and create and issue additional notes having identical terms and conditions as the Notes of such series (or in all respects except for the issue date, issue price, payment of interest accruing prior to the issue date of such additional notes and/or the first payment of interest following the issue date of such additional notes) so that the additional notes are consolidated and form a single series with the outstanding Notes of such series; and

(ix)	evidence the addition of any new Guarantor of the Notes and this Indenture, or the release of any Guarantor from its obligations with respect to the Notes and this Indenture, in either case pursuant to the terms of this Indenture.

Upon the written request of the Company accompanied by a board resolution of the Board of Directors authorizing the execution of any such supplemental indenture and upon receipt by the Trustee of the documents described in Section 7.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture, in which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.

Section 7.02. With Consent of Holders.

(a) The Company, each Guarantor and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all series of the Notes affected by such supplemental indenture (voting as one class) at the time outstanding under this Indenture (including consents obtained in connection with a tender offer or exchange offer for the applicable Notes), from time to time and at any time, may enter into a supplemental indenture for the purpose of amending, waiving or otherwise modifying the provisions of this Indenture, the Notes and the Guarantees, or adding any provisions to or changing in any manner or eliminating any of the provisions of the applicable Notes or of modifying in any manner the rights of the Holders of the applicable Notes; provided, that no such supplemental indenture may, without the consent of the Holder of each of the Notes so affected:

(i)	change the Stated Maturity of the applicable Note of, or the date for payment of any principal of, or installment of interest on, any applicable Note;

(ii)	reduce the principal amount of or the rate or amount of interest on any applicable Note or Additional Amounts payable with respect thereto or reduce the amount payable thereon in the event of redemption or default or change the method for determining the interest rate thereon;

(iii)	change the currency of payment of principal of or interest on any applicable Note or Additional Amounts payable with respect thereto; or change the obligation of the Company or any Guarantor, as the case may be, to pay Additional Amounts (except as otherwise permitted by such applicable Note);

(iv)	impair the right to institute suit for the enforcement of any such payment on or with respect to any applicable Note;

(v)	reduce the percentage of the aggregate principal amount of the applicable Notes outstanding the consent of whose Holders is required for any such supplemental indenture; or

(vi)	reduce the aggregate principal amount of any applicable Note outstanding necessary to modify or amend this Indenture or any such Note or to waive any future compliance or past default or reduce the quorum requirements or the percentage of aggregate principal amount of any applicable Notes outstanding required for the adoption of any action at any meeting of Holders of such Notes or to reduce the percentage of the aggregate principal amount of such Notes outstanding necessary to rescind or annul any declaration of the principal of all accrued and unpaid interest on any Note to be due and payable, provided, that no consent of any Holder of any applicable Note shall be necessary to permit the Trustee, the Company and each of the Guarantors to execute supplemental indentures as described under Section 7.01 above.

(b) In determining whether the Holders of the required principal amount of a series of Notes have concurred in any direction, notice, waiver or consent, Notes owned by the Company or any subsidiary of the Company, or by any Affiliate of the Company will be considered as though not outstanding, except that for the purposes of determining whether the Trustee will be protected in conclusively relying on any such direction, notice, waiver or consent, only Notes that a Responsible Officer of the Trustee actually knows are so owned will be so disregarded.

(c) It is not necessary for the consent of the Holders under this Section 7.02 to approve the particular form of any proposed amendment, supplement or waiver, but it is sufficient if such consent approves the substance thereof.

After an amendment that requires the consent of the Holders of the affected Notes becomes effective, the Company shall transmit to each registered Holder of the affected Notes pursuant to Section 10.01 hereof a notice briefly describing such amendment. However, the failure to give such notice to all Holders of such Notes, or any defect therein, shall not impair or affect the validity of the amendment.

Upon the written request of the Company accompanied by a board resolution of the Board of Directors authorizing the execution of any such supplemental indenture, and upon the receipt by the Trustee of evidence of the consent of the Holders as aforesaid and upon receipt by the Trustee of the documents described in Section 7.05, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture, in which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.

Section 7.03. Revocation and Effect of Consents.

After an amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Note is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Note or portion thereof, and of any Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder, whether or not they have consented to such action or were present at the meeting at which such action was taken and every subsequent Holder of the same Note or portion thereof, and of any Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Note.

The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.

Section 7.04. Notation on or Exchange of Notes.

If an amendment, supplement, or waiver changes the terms of a Note, the Paying Agent (in accordance with the specific written direction of the Company) shall request the Holder of the Note (in accordance with the specific written direction of the Company) to deliver it to the Paying Agent. In such case, the Paying Agent shall place an appropriate notation (in accordance with a specific written direction from the Company) on the Note about the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Note shall issue and the Authentication Agent shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

Section 7.05. Trustee To Sign Amendments, etc.

The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article VII if the amendment, supplement or waiver does not affect the rights, duties, liabilities or immunities of the Trustee. If it does affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may, but need not, sign such amendment, supplement or waiver. In signing or refusing to sign such amendment, supplement or waiver the Trustee shall be entitled to receive and, subject to Section 6.01, shall be fully protected in relying upon an Officer’s Certificate and an Opinion of Counsel stating, in addition to the matters required by Section 10.02, that such amendment, supplement or waiver is authorized or permitted by this Indenture, and that such amendment or supplemental indenture is valid and binding on the Company and the Guarantors in accordance with its terms.

ARTICLE VIII

SATISFACTION AND DISCHARGE OF INDENTURE; DEFEASANCE

Section 8.01. Satisfaction and Discharge of Liability on Notes; Defeasance.

(a) This Indenture will be discharged and will cease to be of further effect with respect to any series of Notes (except as to rights of registration of transfer or exchange of Notes and rights to receive principal of and premium, if any, and interest on such Notes) as to all outstanding Notes of such series issued hereunder when:

(1) either:

(A) all the Notes of such series that have been authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from this trust) have been delivered to the Paying Agent for cancellation, or

(B) all Notes of such series not delivered to the Paying Agent for cancellation otherwise (i) have become due and payable, (ii) will become due and payable, or are to be called for redemption, within one year or (iii) have been called for redemption within one year pursuant to the provisions described under Section 3.07 and, in any case, the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee as trust funds, in trust solely for the benefit of the Holders of such Notes, U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient (without consideration of any reinvestment of interest) to pay and discharge the entire indebtedness (including all principal and accrued interest) on the Notes of such series not theretofore delivered to the Paying Agent for cancellation,

(2) the Company or any Guarantor has paid all sums payable by it under this Indenture, and

(3) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes of such series at maturity or on the Redemption Date, as the case may be.

In addition, the Company must deliver to the Trustee an Officer’s Certificate and an Opinion of Counsel stating that all conditions precedent to satisfaction and discharge have been complied with.

(b) Subject to clause (c) of this Section 8.01 and Section 8.02, the Company may, at its option and at any time, elect to have its obligations and the obligations of the Guarantors discharged with respect to the outstanding Notes of a series (“Legal Defeasance”). Legal Defeasance means that the Company and the Guarantors shall be deemed to have paid and discharged the entire indebtedness represented by the Notes of such series and the related Guarantees, and this Indenture shall cease to be of further effect as to all outstanding Notes of such series and the related Guarantees, on the 91st day after the applicable conditions described in Section 8.02 have been satisfied, except as to:

(1) the rights of Holders of such series of Notes issued under this Indenture to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due solely out of the trust created pursuant to this Indenture;

(2) the Company’s obligations with respect to such series Notes concerning issuing temporary Notes under Section 2.11, registration of Notes under Section 2.04, mutilated, destroyed, lost or stolen Notes under Section 2.08, and the maintenance of an office or agency for payment under Section 2.04 and money for security payments held in trust under Section 2.05;

(3) the rights, powers, trust, duties, and immunities of the Trustee, and the Company’s obligation in connection therewith; and

(4) the applicable provisions of this Article VIII.

In addition, the Company may, at its option and at any time, elect to have its obligations and the obligations of the Guarantors released with respect to (A) their respective obligations under Sections 4.03, 4.09 and 4.10 with respect to the outstanding Notes of a series and (B) the operation of Section 5.01 (“Covenant Defeasance”) on and after the conditions in Section 8.02 with respect to Covenant Defeasance are satisfied, and thereafter any omission to comply with such obligations shall not constitute a Default or Event of Default with respect to such Notes. The Company may exercise its Legal Defeasance option regardless of whether it previously exercised Covenant Defeasance.

(c) If the Company exercises its Legal Defeasance option, payment of the Notes of such series may not be accelerated because of an Event of Default with respect thereto.

(d) Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

(e) Notwithstanding clauses (a) and (b) of this Section 8.01, the Company’s obligations in Sections 2.04, 2.06, 2.07, 2.08, 6.06, 8.05 and 8.06 shall survive with respect to such series of Notes until such time as the Notes of such series have been paid in full. Thereafter, the Company’s obligations in Sections 6.06, 8.05 and 8.06 shall survive.

Section 8.02. Conditions to Defeasance.

In order to exercise either Legal Defeasance or Covenant Defeasance with respect to the Notes of any series:

(a) the Company must irrevocably deposit with the Trustee, as trust funds, in trust solely for the benefit of the Holders of the Notes of such series U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient (without consideration of any reinvestment of interest) in the opinion of a certified public accounting firm of national reputation selected by the Company, to pay the principal of and interest on the Notes of such series on the stated date for payment or on the Redemption Date of the principal or installment of principal of, or interest on such series of Notes;

(b) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of Notes of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred, which opinion must be based either on a change in the applicable U.S. federal income tax laws or regulations occurring after August 15, 2017 or the Company having received a ruling from, or published by, the Internal Revenue Service to that effect;

(c) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of Notes of such series will not recognize income, gain or loss for U.S. federal income tax purposes solely as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the Covenant Defeasance had not occurred;

(d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

(e) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

If the funds deposited with the Trustee to effect Covenant Defeasance are insufficient to pay the principal of and interest on the Notes of the applicable series when due, then the Company’s obligations and the obligations of Guarantors under this Indenture will be revived with respect to such series and no such defeasance will be deemed to have occurred.

Section 8.03. Deposited Money and U.S. Government Obligations To Be Held in Trust; Other Miscellaneous Provisions.

All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.02(a) in respect of the outstanding Notes of a series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment to the Holders of such Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.02(a) or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon a request of the Company any money or U.S. Government Obligations held by it as provided in Section 8.02(a) which, in the opinion of a certified public accounting firm of national reputation selected by the Company expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 8.04. Reinstatement.

If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the applicable Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; provided that if the Company has made any payment of principal of, premium, if any, or accrued interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee.

Section 8.05. Moneys Held by Paying Agent.

In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon written demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited with the Trustee pursuant to Section 8.02(a), any excess funds to the Company upon a request of the Company, and thereupon the Paying Agent shall be released from all further liability with respect to such moneys.

Section 8.06. Moneys Held by Trustee.

Subject to any applicable abandoned property laws, any money deposited with the Trustee, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on the Notes and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Order, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

ARTICLE IX

GUARANTEES

Section 9.01. Guarantee.

(a) Each Guarantor, hereby jointly and severally, fully, unconditionally and irrevocably guarantees the Notes and obligations of the Company hereunder and thereunder, and guarantees to each Holder of a Note authenticated and delivered by the Authentication Agent, and to the Trustee on behalf of such Holder, that (i) the principal of (and premium, if any) and interest on the Notes will be paid in full when due, whether at Stated Maturity, by acceleration or otherwise (including, without limitation, the amount that would become due but for the operation of any automatic stay provision of any Bankruptcy Law), together with interest on the overdue principal, if any, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or of any such other obligations, the same will be paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 9.03.

Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Notes with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.

(b) Each Guarantor hereby waives (to the extent permitted by law) the benefits of diligence, presentment, demand for payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company or any other Person, protest, notice and all demands whatsoever and covenants that, subject to Section 9.07, the Guarantee of such Guarantor shall not be discharged as to the 2020 Fixed Rate Notes, the 2022 Fixed Rate Notes, the 2024 Fixed Rate Notes, the 2027 Fixed Rate Notes, the 2037 Fixed Rate Notes, the 2047 Fixed Rate Notes, the 2020 Floating Rate Notes or the 2022 Floating Rate Notes as the case may be, except by complete performance of the obligations contained in such Notes, this Indenture and such Guarantee. Each Guarantor acknowledges that the Guarantee is a guarantee of payment and not of collection. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on such Note, whether at its Stated Maturity, by acceleration, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Note, subject to the terms and conditions set forth in this Indenture, directly against each of the Guarantors to enforce such Guarantor’s Guarantee without first proceeding against the Company or any other Guarantor. Each Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Notes, to collect interest on the Notes, or to enforce or exercise any other right or remedy with respect to the Notes, such Guarantor will pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

(c) If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or any Guarantor, any amount paid by any of them to the Trustee or such Holder, the Guarantee of each of the Guarantors, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) subject to this Article IX, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V for the purposes of the Guarantee of such Guarantor, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article V, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of the Guarantee of such Guarantor.

(d) Each Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a “voidable preference”, “fraudulent transfer” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 9.02. Severability.

In case any provision of any Guarantee shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.03. Limitation of Liability.

Each Guarantor and by its acceptance hereof each Holder confirms that it is the intention of all such parties that the guarantee by each such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law or the provisions of its local law relating to fraudulent transfer or conveyance. To effectuate the foregoing intention, the Holders and each such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Guarantee shall be limited to the maximum amount that will not, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to this Article IX, result in the obligations of such Guarantor under its Guarantee constituting such fraudulent transfer or conveyance.

Section 9.04. Contribution.

In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor under a Guarantee, such Guarantor will be entitled to a contribution from any other Guarantor in a pro rata amount based on the net assets of each Guarantor determined in accordance with IFRS.

Section 9.05. Subrogation.

Each Guarantor shall be subrogated to all rights of Holders against the Company in respect of any amounts paid by any Guarantor pursuant to the provisions of Section 9.01; provided, however, that if an Event of Default has occurred and is continuing, no Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Company under this Indenture or the Notes shall have been paid in full.

Section 9.06. Reinstatement.

Each Guarantor hereby agrees (and each Person who becomes a Guarantor shall agree) that the Guarantee provided for in Section 9.01 shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligations or interest thereon is rescinded or must otherwise be restored by a Holder to the Company upon the bankruptcy or insolvency of the Company or any Guarantor.

Section 9.07. Release of a Guarantor.

Without the consent of the Trustee or the Holders, a Guarantor that is a subsidiary of the Parent Guarantor (a “Subsidiary Guarantor”), other than BATIF and the Dutch Guarantors, will automatically and unconditionally be released from all obligations under its Guarantee, and such Guarantee shall thereupon terminate and be discharged and of no further force or effect, in the event that (1) its guarantee of all then outstanding notes issued under the EMTN Programme is released or (2) at substantially the same time its Guarantee of the Notes is terminated, the Subsidiary Guarantor is released from all obligations in respect of indebtedness for borrowed money for which such Subsidiary Guarantor is an obligor (as a guarantor or borrower). For purposes of this Section 9.07, the amount of a Subsidiary Guarantor’s indebtedness for borrowed money shall not include (A) the Notes issued pursuant to this Indenture, (B) any other debt the terms of which permit the termination of such Subsidiary Guarantor’s guarantee of such debt under similar circumstances, as long as such Subsidiary Guarantor’s obligations in respect of such other debt are terminated at substantially the same time as its guarantee of the Notes, (C) any debt that is being refinanced at substantially the same time that the guarantee of the Notes is being released, provided that any obligations of the relevant Subsidiary Guarantor in respect of the debt that is incurred in the refinancing shall be included in the calculation of the relevant Subsidiary Guarantor’s indebtedness for borrowed money and (D) for the avoidance of doubt, any debt in respect of which such Subsidiary Guarantor is an obligor (as a guarantor or borrower) (i) between or among the Parent Guarantor and any subsidiary or subsidiaries thereof or (ii) between or among any subsidiaries of the Parent Guarantor.

Section 9.08. Benefits Acknowledged.

Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that its respective Guarantee is knowingly made in contemplation of such benefits.

ARTICLE X

MISCELLANEOUS

Section 10.01. Notices.

Except for notice or communications to Holders, any notice or communication shall be given in writing and is duly given when received if delivered in person, when receipt is acknowledged if sent by facsimile, on the next Business Day if timely delivered by a nationally recognized courier service that guarantees overnight delivery or two Business Days after deposit if mailed by first-class mail, postage prepaid, addressed as follows:

If to the Company and/or any Guarantor:

British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 (0)20 7860 1150

Attention: Alyssa K. Caples

If to the Trustee:

Mailing Address:

Wilmington Trust, National Association

Global Capital Markets

50 S. 6th Street, Suite 1290

Minneapolis, MN 55402

United States of America

Attention: B.A.T Capital Corporation / British American Tobacco Administrator

Facsimile: +1 612 217 5651

If to the Authentication Agent, Registrar, Transfer Agent, Paying Agent and Calculation Agent:

Mailing Address:

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Such notices or communications shall be effective when actually received and shall be sufficiently given if so given within the time prescribed in this Indenture.

The Company, the Guarantors, the Trustee or the Agents by written notice to the others may designate additional or different addresses for subsequent notices or communications.

The Trustee and each Agent shall have the right, but shall not be required, to rely upon and comply with instructions and directions sent by email, facsimile and other similar unsecured electronic methods by persons believed by the Trustee and each Agent, as applicable, to be authorized to give instructions and directions on behalf of the Company. The Trustee and each Agent, as applicable, shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions on behalf of the Company; and the Trustee and each Agent, as applicable, shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Company as a result of such reliance upon or compliance with such instructions or directions, provided that such reliance was in good faith. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee or any Agent, as applicable, including without limitation the risk of the Trustee or such Agent acting on unauthorized instructions, and all the risk of interception and misuse by third parties.

So long as the Notes are listed on the Official List of the UK Listing Authority and admitted to trading on the Professional Securities Market of the London Stock Exchange and the rules of the London Stock Exchange so require, notices to Holders shall be given by the Company by publication in a leading newspaper having general circulation in London, England (which is expected initially to be the Financial Times). Notices to Holders shall also be given by first-class mail postage prepaid to the last addresses of such holders as they appear in the Notes register; provided, no such mailing shall be required if Notes are held through the Depositary, as such notice shall be given in accordance with applicable procedures of the Depositary. Such notices will be deemed to have been given on the date of such publication or mailing.

So long as any Global Notes representing the Notes are held in their entirety on behalf of a clearing system, or any of its participants, there may be substituted for the publication and mailing of notice to Holders described above the delivery of the relevant notices to the clearing system, and (if applicable) its participants, for communication by them to the entitled accountholders. Any such notice shall be deemed to have been given on the day on which the said notice was given to the clearing system, and (if applicable) its participants.

Failure to transmit a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication to a Holder is transmitted in the manner provided above, it shall be deemed duly given, whether or not the addressee receives it.

If the Company transmits a notice or communication to Holders, it will transmit a copy to the Trustee and each Agent at the same time.

In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the consultation of the Trustee shall constitute a sufficient mailing of such notice.

Section 10.02. Certificate and Opinion as to Conditions Precedent.

Upon any request or application by the Company to the Trustee to take any action under this Indenture, if so requested by the Trustee, the Company shall furnish to the Trustee:

(1) an Officer’s Certificate (which must include the statements set forth in Section 10.03) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

(2) an Opinion of Counsel (which must include the statements set forth in Section 10.03) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

Section 10.03. Statements Required in Certificate and Opinion.

Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture must include (other than a certificate provided pursuant to Section 4.12 hereof):

(1) a statement that the Person making such certificate or opinion has read such covenant or condition;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 10.04. Communications by Holders with Other Holders.

Holders may communicate pursuant to TIA § 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA § 312(c).

Section 10.05. Rules by Trustee and Agents.

The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 10.06. No Personal Liability of Directors, Officers, Employees and Stockholders.

No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

Section 10.07. Governing Law; Waiver of Jury Trial; Jurisdiction.

THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS INDENTURE, THE NOTES AND THE GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

EACH PARTY HEREBY, AND EACH HOLDER OF A NOTE BY ITS ACCEPTANCE THEREOF, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, OR IN CONNECTION WITH THIS INDENTURE.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS INDENTURE AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE IN ANY STATE OR FEDERAL COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS INDENTURE, EACH OF THE PARTIES HERETO HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE COMPANY HERETO IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS REFERRED TO IN SECTION 10.01. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE BROUGHT IN THE COURTS REFERRED TO ABOVE AND TO THE FULLEST EXTENT IT MAY DO SO UNDER APPLICABLE LAW HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

Section 10.08. No Adverse Interpretation of Other Agreements.

This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 10.09. Successors.

All agreements of the Company in this Indenture and the Notes will bind its successors. All agreements of the Trustee and each Agent in this Indenture will bind its successors. All agreements of each Guarantor in this Indenture will bind its successors, except as otherwise provided in Section 9.07.

Section 10.10. Separability.

In case any provision in this Indenture or in the Notes is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

Section 10.11. Counterpart Originals.

The parties may sign any number of copies of this Indenture. Each signed copy will be an original, but all of them together represent the same agreement. The exchange of copies of this Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 10.12. Table of Contents, Headings, etc.

The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and will in no way modify or restrict any of the terms or provisions hereof.

Section 10.13. Benefits of Indenture.

Nothing in this Indenture expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any Person other than the parties hereto and their successors and the Holders of the Notes any benefit or any right, remedy or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the Holders of the Notes.

Section 10.14. Appointment of Agent for Service.

Each of the non-U.S. Guarantors hereby irrevocably designates the Company, as its agent for service of process in any related proceeding arising out of or relating to the performance of its obligations under this Indenture and the Notes brought in any state or federal court in the Borough of Manhattan, the City of New York, and agrees that service of process in any such related proceeding may be made upon it at the office of such agent, and the Company hereby accepts such designation. Each of the Company and the Guarantors waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Each of the Company and the Guarantors agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

[Signatures on following page]

IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

B.A.T CAPITAL CORPORATION

By:	/s/ L. Brent Cotton
Name: L. Brent Cotton
Title: Director and President

B.A.T. INTERNATIONAL FINANCE P.L.C.

By:	/s/ Neil Wadey
Name: Neil Wadey
Title: Director

BRITISH AMERICAN TOBACCO P.L.C.

By:	/s/ Benedict Stevens
Name: Benedict Stevens
Title: Director

B.A.T. NETHERLANDS FINANCE B.V.

By:	/s/ J E P Bollen
Name: J E P Bollen
Title: Director

By:	/s/ R M J Lina
Name: R M J Lina
Title: Director

BRITISH AMERICAN TOBACCO HOLDINGS (THE NETHERLANDS), B.V.

By:	/s/ J E P Bollen
Name: Jed Bollen
Title: Director

By:	/s/ R M J Lina
Name: R M J Lina
Title: Director

[Signature Page to the Indenture]

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name: McDara P. Folan, III
Title: SVP, Deputy General Counsel and Secretary

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent, Paying Agent, Transfer Agent, Registrar and Calculation Agent

By:	/s/ Beth Kuhn
Name: Beth Kuhn
Title: Vice President

[Signature Page to the Indenture]

EXHIBIT A-1

CUSIP No.

B.A.T CAPITAL CORPORATION

No. $

2.297% NOTE DUE 2020

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $ , on August 14, 2020.

Interest Payment Dates: February 14 and August 14, commencing on February 14, 2018.

Record Dates: at the close of business on the 15th calendar day that precedes the related Interest Payment Date, whether or not such day is a Business Day.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-1-1

Certificate of Authentication

This is one of the 2.297% Notes due 2020 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-1-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

2.297% NOTE DUE 2020

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 2.297% per annum. Interest on the 2.297% Notes due 2020 (the “Notes”) will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including August 15, 2017, to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 14 and August 14, commencing on February 14, 2018. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed. The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the 15th calendar day that precedes each Interest Payment Date, whether or not such day is a Business Day. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If the date on which any interest payment or principal payment is to be made is not a Business Day, such payment will be made on the next day which is a Business Day, without any further interest or other amounts being paid or payable in connection therewith.

(3) Paying Agent, Transfer Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. At any time and from time to time prior to the Maturity Date of the Notes, the Company may redeem the Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 15 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

The Notes are also redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

A-1-3

(6) Redemption Procedures. If the Company elects to redeem less than all of the Notes at any time, in the case the Notes are issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

(7) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

(8) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(9) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(11) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(12) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

(13) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

A-1-4

(14) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(15) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

(16) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(17) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(18) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(19) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-1-5

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-1-6

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $             principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a

A-1-7

recognized signature guaranty medallion program or

other signature guarantor acceptable to the Transfer Agent

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-1-8

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-1-9

EXHIBIT A-2

CUSIP No.

B.A.T CAPITAL CORPORATION

No.	$

2.764% NOTE DUE 2022

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $ , on August 15, 2022.

Interest Payment Dates: February 15 and August 15, commencing on February 15, 2018.

Record Dates: at the close of business on the 15th calendar day that precedes the related Interest Payment Date, whether or not such day is a Business Day.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-2-1

Certificate of Authentication

This is one of the 2.764% Notes due 2022 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-2-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

2.764% NOTE DUE 2022

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 2.764% per annum. Interest on the 2.764% Notes due 2022 (the “Notes”) will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including August 15, 2017, to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 15 and August 15, commencing on February 15, 2018. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed. The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the 15th calendar day that precedes each Interest Payment Date, whether or not such day is a Business Day. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If the date on which any interest payment or principal payment is to be made is not a Business Day, such payment will be made on the next day which is a Business Day, without any further interest or other amounts being paid or payable in connection therewith.

(3) Paying Agent, Transfer Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. At any time and from time to time prior to the Par Call Date of the Notes, the Company may redeem the Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 15 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the Notes, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Notes are also redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a

A-2-3

Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

(6) Redemption Procedures. If the Company elects to redeem less than all of the Notes at any time, in the case the Notes are issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

(7) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

(8) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(9) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(11) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(12) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

A-2-4

(13) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

(14) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(15) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

(16) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(17) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(18) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(19) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-2-5

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-2-6

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $             principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

A-2-7

Your Signature
Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Transfer Agent

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-2-8

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-2-9

EXHIBIT A-3

CUSIP No.

B.A.T CAPITAL CORPORATION

No.	$

3.222% NOTE DUE 2024

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $        , on August 15, 2024.

Interest Payment Dates: February 15 and August 15, commencing on February 15, 2018.

Record Dates: at the close of business on the 15th calendar day that precedes the related Interest Payment Date, whether or not such day is a Business Day.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-3-1

Certificate of Authentication

This is one of the 3.222% Notes due 2024 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-3-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

3.222% NOTE DUE 2024

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 3.222% per annum. Interest on the 3.222% Notes due 2024 (the “Notes”) will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including August 15, 2017, to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 15 and August 15, commencing on February 15, 2018. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed. The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the 15th calendar day that precedes each Interest Payment Date, whether or not such day is a Business Day. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If the date on which any interest payment or principal payment is to be made is not a Business Day, such payment will be made on the next day which is a Business Day, without any further interest or other amounts being paid or payable in connection therewith.

(3) Paying Agent, Transfer Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. At any time and from time to time prior to the Par Call Date of the Notes, the Company may redeem the Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 20 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the Notes, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Notes are also redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a

A-3-3

Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

(6) Redemption Procedures. If the Company elects to redeem less than all of the Notes at any time, in the case the Notes are issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

(7) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

(8) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(9) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(11) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(12) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

A-3-4

(13) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

(14) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(15) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

(16) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(17) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(18) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(19) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-3-5

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-3-6

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $              principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature
Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Transfer Agent

A-3-7

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-3-8

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-3-9

EXHIBIT A-4

CUSIP No.

B.A.T CAPITAL CORPORATION

No.	$

3.557% NOTE DUE 2027

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $        , on August 15, 2027.

Interest Payment Dates: February 15 and August 15, commencing on February 15, 2018.

Record Dates: at the close of business on the 15th calendar day that precedes the related Interest Payment Date, whether or not such day is a Business Day.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-4-1

Certificate of Authentication

This is one of the 3.557% Notes due 2027 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-4-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

3.557% NOTE DUE 2027

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 3.557% per annum. Interest on the 3.557% Notes due 2027 (the “Notes”) will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including August 15, 2017, to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 15 and August 15, commencing on February 15, 2018. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed. The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the 15th calendar day that precedes each Interest Payment Date, whether or not such day is a Business Day. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If the date on which any interest payment or principal payment is to be made is not a Business Day, such payment will be made on the next day which is a Business Day, without any further interest or other amounts being paid or payable in connection therewith.

(3) Paying Agent, Transfer Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. At any time and from time to time prior to the Par Call Date of the Notes, the Company may redeem the Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 20 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the Notes, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Notes are also redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a

A-4-3

Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

(6) Redemption Procedures. If the Company elects to redeem less than all of the Notes at any time, in the case the Notes are issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

(7) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

(8) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(9) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(11) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(12) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

A-4-4

(13) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

(14) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(15) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

(16) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(17) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(18) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(19) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-4-5

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-4-6

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $             principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Transfer Agent

A-4-7

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-4-8

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-4-9

EXHIBIT A-5

CUSIP No.

B.A.T CAPITAL CORPORATION

No.	$

4.390% NOTE DUE 2037

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $        , on August 15, 2037.

Interest Payment Dates: February 15 and August 15, commencing on February 15, 2018.

Record Dates: at the close of business on the 15th calendar day that precedes the related Interest Payment Date, whether or not such day is a Business Day.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-5-1

Certificate of Authentication

This is one of the 4.390% Notes due 2037 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-5-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

4.390% NOTE DUE 2037

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 4.390% per annum. Interest on the 4.390% Notes due 2037 (the “Notes”) will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including August 15, 2017, to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 15 and August 15, commencing on February 15, 2018. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed. The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the 15th calendar day that precedes each Interest Payment Date, whether or not such day is a Business Day. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If the date on which any interest payment or principal payment is to be made is not a Business Day, such payment will be made on the next day which is a Business Day, without any further interest or other amounts being paid or payable in connection therewith.

(3) Paying Agent, Transfer Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. At any time and from time to time prior to the Par Call Date of the Notes, the Company may redeem the Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 25 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the Notes, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Notes are also redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a

A-5-3

Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

(6) Redemption Procedures. If the Company elects to redeem less than all of the Notes at any time, in the case the Notes are issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

(7) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

(8) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(9) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(11) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(12) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

A-5-4

(13) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

(14) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(15) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

(16) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(17) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(18) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(19) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-5-5

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-5-6

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $              principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933)
that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the
		Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Transfer Agent

A-5-7

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-5-8

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-5-9

EXHIBIT A-6

CUSIP No.

B.A.T CAPITAL CORPORATION

No.	$

4.540% NOTE DUE 2047

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $        , on August 15, 2047.

Interest Payment Dates: February 15 and August 15, commencing on February 15, 2018.

Record Dates: at the close of business on the 15th calendar day that precedes the related Interest Payment Date, whether or not such day is a Business Day.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-6-1

Certificate of Authentication

This is one of the 4.540% Notes due 2047 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-6-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

4.540% NOTE DUE 2047

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 4.540% per annum. Interest on the 4.540% Notes due 2047 (the “Notes”) will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including August 15, 2017, to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 15 and August 15, commencing on February 15, 2018. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed. The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the 15th calendar day that precedes each Interest Payment Date, whether or not such day is a Business Day. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If the date on which any interest payment or principal payment is to be made is not a Business Day, such payment will be made on the next day which is a Business Day, without any further interest or other amounts being paid or payable in connection therewith.

(3) Paying Agent, Transfer Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent and Registrar. The Company may change any Paying Agent, Transfer Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. At any time and from time to time prior to the Par Call Date of the Notes, the Company may redeem the Notes, in whole or in part, upon not less than 10 nor more than 30 days’ prior notice, at a price equal to the greater of:

(1) 100% of the aggregate principal amount of any Notes being redeemed, and

(2) as determined by the Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed) at the Treasury Rate, plus 30 basis points, together with, in each case, accrued and unpaid interest on the principal amount of the Notes to be redeemed to, but excluding, the Redemption Date.

On or after the Par Call Date of the Notes, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Notes are also redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a

A-6-3

Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

(6) Redemption Procedures. If the Company elects to redeem less than all of the Notes at any time, in the case the Notes are issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

(7) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

(8) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(9) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(11) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(12) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

A-6-4

(13) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

(14) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(15) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

(16) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(17) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(18) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(19) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-6-5

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)
Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-6-6

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $                 principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933)
that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the
		Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Transfer Agent

A-6-7

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-6-8

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-6-9

EXHIBIT A-7

CUSIP No.

B.A.T CAPITAL CORPORATION

No.	$

FLOATING RATE NOTE DUE 2020

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $        , on August 14, 2020.

Interest Payment Dates: February 14, May 14, August 14 and November 14, commencing on November 14, 2017.

Record Dates: at the close of business on the second Business Day that precedes the related Interest Payment Date.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-7-1

Certificate of Authentication

This is one of the Floating Rate Notes due 2020 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-7-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

FLOATING RATE NOTE DUE 2020

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount of the Floating Rate Notes due 2020 (the “Notes”) set forth on the face hereof at a rate per annum equal to LIBOR (as defined below) plus 0.59%, which rate will be reset as described below.

The initial rate of interest on the Notes will be determined by the Calculation Agent on August 11, 2017. The rate of interest on the Notes will be reset quarterly on February 14, May 14, August 14 and November 14 of each year, commencing on November 14, 2017 (collectively, the “Interest Reset Dates” and each, an “Interest Reset Date”). If any Interest Reset Date would fall on a day that is not a Business Day, the Interest Reset Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Reset Date will be the immediately preceding Business Day.

The Calculation Agent for the Notes will be the Paying Agent, or its successor appointed by the Company. The Calculation Agent will determine the initial interest rate for the Notes by reference to LIBOR on the second London banking day (as defined below) preceding the Issue Date and the interest rate for each Interest Reset Date by reference to LIBOR on the second London banking day preceding the applicable Interest Reset Date, each of which is referred to herein as an “Interest Determination Date”. Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee of the new interest rate. Upon the request of the Holder of any Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

“London banking day” means any day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

•	With respect to any Interest Determination Date, LIBOR will be the rate (expressed as a percentage per annum) for deposits in U.S. dollars having a maturity of three months commencing on the related Interest Reset Date that appears on Reuters Page LIBOR01 as of 11:00 a.m. (London time) on that Interest Determination Date. If no such rate appears, then LIBOR, in respect of that Interest Determination Date will be determined in accordance with the following provisions.

•	With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include affiliates of the initial purchasers), as selected by the Company, to provide its offered quotation (expressed as a percentage per annum) for deposits in U.S. dollars for the period of three months, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m. (London time) on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations.

•	If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. (New York City time) on the Interest Determination Date by three major banks in New York City (which may include affiliates of the initial purchasers of the Notes) selected by the Company for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the related Interest Reset Date, and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two such rates are so provided, LIBOR on the Interest Determination Date will be the arithmetic mean of such rates.

•	If fewer than two such rates are so provided, LIBOR on the Interest Determination Date will be LIBOR in effect with respect to the immediately preceding Interest Determination Date. “Reuters Page LIBOR01” means the display that appears on Reuters (or any successor service) on page LIBOR01 (or any page as may replace such page on such service) for the purpose of displaying London interbank offered rates of major banks for U.S. dollars.

A-7-3

Interest on the Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed.

All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 5.876545% (or .05876545) would be rounded to 5.87655% (or .0587655)), and all dollar amounts would be rounded to the nearest cent with one-half cent being rounded upward. The interest rate on Notes will in no event be higher than the maximum rate permitted by applicable law and in no event be less than 0.00%.

All calculations made by the Calculation Agent for the purposes of calculating interest on the Notes will be conclusive and binding on the holders and the Company, absent manifest error.

The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the second Business Day that precedes each Interest Payment Date. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If any Interest Payment Date (other than a redemption date or other maturity date) for the Notes would fall on a day that is not a Business Day, the Interest Payment Date will be postponed to the next succeeding business day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day, in each case with interest accruing to but excluding the date of payment. If a redemption date or other maturity date for the Notes would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, and no interest will accrue or be payable unless the Company fails to make payment on such next succeeding Business Day.

(3) Paying Agent, Transfer Agent, Calculation Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent, Calculation Agent and Registrar. The Company may change any Paying Agent, Transfer Agent, Calculation Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent, Calculation Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. The Notes are redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

(6) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

A-7-4

(7) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(8) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(9) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(10) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(11) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

(12) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

(13) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(14) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

A-7-5

(15) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(16) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(17) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(18) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-7-6

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-7-7

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

A-7-8

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Transfer Agent

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-7-9

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-7-10

EXHIBIT A-8

CUSIP No.

B.A.T CAPITAL CORPORATION

No.	$

FLOATING RATE NOTE DUE 2022

B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), for value received, promises to pay to CEDE & CO. or registered assigns the principal sum of $        , on August 15, 2022.

Interest Payment Dates: February 15, May 15, August 15 and November 15, commencing on November 15, 2017.

Record Dates: at the close of business on the second Business Day that precedes the related Interest Payment Date.

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by one of its duly authorized officers.

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

A-8-1

Certificate of Authentication

This is one of the Floating Rate Notes due 2022 referred to in the within-mentioned Indenture.

CITIBANK, N.A., LONDON BRANCH, as Authentication Agent

By:
Authorized Signatory

Dated:

A-8-2

[FORM OF REVERSE OF NOTE]

B.A.T CAPITAL CORPORATION

FLOATING RATE NOTE DUE 2022

(1) Interest. B.A.T Capital Corporation, a corporation incorporated in the state of Delaware, as issuer (the “Company”), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount of the Floating Rate Notes due 2022 (the “Notes”) set forth on the face hereof at a rate per annum equal to LIBOR (as defined below) plus 0.88%, which rate will be reset as described below.

The initial rate of interest on the Notes will be determined by the Calculation Agent on August 11, 2017. The rate of interest on the Notes will be reset quarterly on February 15, May 15, August 15 and November 15 of each year, commencing on November 15, 2017 (collectively, the “Interest Reset Dates” and each, an “Interest Reset Date”). If any Interest Reset Date would fall on a day that is not a Business Day, the Interest Reset Date will be postponed to the next succeeding Business Day, except that if that Business Day falls in the next succeeding calendar month, the Interest Reset Date will be the immediately preceding Business Day.

The Calculation Agent for the Notes will be the Paying Agent, or its successor appointed by the Company. The Calculation Agent will determine the initial interest rate for the Notes by reference to LIBOR on the second London banking day (as defined below) preceding the Issue Date and the interest rate for each Interest Reset Date by reference to LIBOR on the second London banking day preceding the applicable Interest Reset Date, each of which is referred to herein as an “Interest Determination Date”. Promptly upon such determination, the Calculation Agent will notify the Company and the Trustee of the new interest rate. Upon the request of the Holder of any Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date.

“London banking day” means any day on which dealings in U.S. dollars are transacted in the London interbank market.

“LIBOR” will be determined by the Calculation Agent in accordance with the following provisions:

•	With respect to any Interest Determination Date, LIBOR will be the rate (expressed as a percentage per annum) for deposits in U.S. dollars having a maturity of three months commencing on the related Interest Reset Date that appears on Reuters Page LIBOR01 as of 11:00 a.m. (London time) on that Interest Determination Date. If no such rate appears, then LIBOR, in respect of that Interest Determination Date will be determined in accordance with the following provisions.

•	With respect to an Interest Determination Date on which no rate appears on Reuters Page LIBOR01, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include affiliates of the initial purchasers), as selected by the Company, to provide its offered quotation (expressed as a percentage per annum) for deposits in U.S. dollars for the period of three months, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m. (London time) on that Interest Determination Date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date will be the arithmetic mean of those quotations.

•	If fewer than two quotations are provided, then LIBOR on the Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m. (New York City time) on the Interest Determination Date by three major banks in New York City (which may include affiliates of the initial purchasers of the Notes) selected by the Company for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the related Interest Reset Date, and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two such rates are so provided, LIBOR on the Interest Determination Date will be the arithmetic mean of such rates.

•	If fewer than two such rates are so provided, LIBOR on the Interest Determination Date will be LIBOR in effect with respect to the immediately preceding Interest Determination Date. “Reuters Page LIBOR01” means the display that appears on Reuters (or any successor service) on page LIBOR01 (or any page as may replace such page on such service) for the purpose of displaying London interbank offered rates of major banks for U.S. dollars.

A-8-3

Interest on the Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed.

All percentages resulting from any calculation of any interest rate for the Floating Rate Notes will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 5.876545% (or .05876545) would be rounded to 5.87655% (or .0587655)), and all dollar amounts would be rounded to the nearest cent with one-half cent being rounded upward. The interest rate on Notes will in no event be higher than the maximum rate permitted by applicable law and in no event be less than 0.00%.

All calculations made by the Calculation Agent for the purposes of calculating interest on the Notes will be conclusive and binding on the holders and the Company, absent manifest error.

The Company shall pay interest on overdue principal (to the full extent permitted by law) at the rate borne by the Notes.

(2) Method of Payment. The Company will pay interest to those persons who were Holders of record at the close of business on the second Business Day that precedes each Interest Payment Date. Interest on the Notes will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. If any Interest Payment Date (other than a redemption date or other maturity date) for the Notes would fall on a day that is not a Business Day, the Interest Payment Date will be postponed to the next succeeding business day, except that if that Business Day falls in the next succeeding calendar month, the Interest Payment Date will be the immediately preceding Business Day, in each case with interest accruing to but excluding the date of payment. If a redemption date or other maturity date for the Notes would fall on a day that is not a Business Day, the payment of interest and principal will be made on the next succeeding Business Day, and no interest will accrue or be payable unless the Company fails to make payment on such next succeeding Business Day.

(3) Paying Agent, Transfer Agent, Calculation Agent and Registrar. Initially, Citibank, N.A., London Branch (the “Agent”) will act as a Paying Agent, Transfer Agent, Calculation Agent and Registrar. The Company may change any Paying Agent, Transfer Agent, Calculation Agent or Registrar without notice to the Holders. The Company or any of its subsidiaries may act as Paying Agent, Transfer Agent, Calculation Agent or Registrar.

(4) Indenture. The Company issued the Notes under an Indenture dated as of August 15, 2017 (the “Indenture”) among the Company, the Guarantors, the Trustee and the Agent. This is one of an issue of Notes of the Company issued, or to be issued, under the Indenture. The terms of the Notes include those stated in the Indenture. The Notes are subject to all such terms, and Holders are referred to the Indenture for a statement of them. Capitalized and certain other terms used and not otherwise defined herein have the meanings set forth in the Indenture.

(5) Optional Redemption. On or after the Par Call Date of the Notes, the Notes will be redeemable in whole at any time or in part, from time to time, at the option of the Company, upon at least 10 days’ but no more than 30 days’ prior notice, at a price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

The Notes are also redeemable by the Company, in whole but not in part, at 100% of the principal amount of the Notes plus any accrued and unpaid interest to the applicable Redemption Date (including any Additional Amounts) at the Company’s option at any time prior to their maturity if, due to a Change in Tax Law: (i) the Company or a Guarantor, in accordance with the terms of the Notes or Guarantee, has, or would, become obligated to pay any Additional Amounts to the Holders or beneficial owners of the Notes of that series; (ii) in the case of a Guarantor, (A) the Parent Guarantor would be unable, for reasons outside its control, to procure payment by the Company or any other Guarantor or (B) the procuring of such payment by the Company and each such Guarantor would be subject to withholding taxes imposed by a Relevant Taxing Jurisdiction; and (iii) such obligation cannot otherwise be avoided by such Guarantor, the Parent Guarantor or the Company, taking reasonable measures available to it.

A-8-4

(6) Redemption Procedures. If the Company elects to redeem less than all of the Notes at any time, in the case the Notes are issued in definitive form, the Notes to be redeemed shall be selected in accordance with applicable procedures of the Depositary.

(7) Notice of Redemption. Notices of redemption shall be transmitted at least 10 but not more than 30 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 10.01 of the Indenture. If any Note is to be redeemed in part only, the notice of redemption that relates to that Note will state the portion of the principal amount thereof that is to be redeemed.

(8) Denominations, Transfer, Exchange. The Notes shall be issuable only in fully registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture.

(9) Persons Deemed Owners. The Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Note for all purposes whatsoever.

(10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request or, if such money is then held by the Company in trust, such money shall be released from such trust. After that, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another Person.

(11) Amendment, Supplement, Waiver, Etc. The Company, the Guarantors and the Trustee may modify or amend the Indenture, the Notes or the Guarantees without the consent of any Holder to, among other things, cure any ambiguity, or to correct or supplement any provision contained in the Indenture, the Notes or the Guarantees and add to the covenants, or the restrictions, conditions or provisions applicable to, the Company and Guarantors, as the case may be, such further covenants, restrictions, conditions or provisions as the Company and any Guarantor, as the case may be, shall consider to be for the protection of the holders of the applicable Notes issued pursuant to the Indenture. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of each of the Holders of the Notes to be affected.

(12) Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default with respect to the Notes of a series (other than an Event of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture with respect to the Company or any Guarantor), shall have occurred and be continuing, unless the principal of all the Notes of such series shall have already become due and payable, the Holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding, by notice in writing to the Company, each Guarantor and the Trustee, may declare the entire principal amount of all Notes of such series and interest accrued and unpaid thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable, without any further declaration or other act on the part of any Holder. If certain Events of Default specified in Section 5.01 (vii), (viii) or (ix) of the Indenture occur with respect to the Company and are continuing, the principal amount of and accrued and unpaid interest on all the Notes issued pursuant to this Indenture shall become immediately due and payable, without any declaration or other act on the part of the Trustee or any Holder. The Trustee shall be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders, unless such Holders have offered to the Trustee security or indemnity satisfactory to the Trustee. Except in the case of a Default or Event of Default in payment of the principal of, premium, if any, or interest on any Note (including payments pursuant to a redemption or repurchase of the Notes pursuant to the provisions of the Indenture), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders.

(13) Trustee Dealings with Company. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Affiliate thereof with the same rights it would have if it were not Trustee.

A-8-5

(14) No Recourse Against Others. No director, officer, employee or stockholder of the Company or any of the Guarantors, past, present or future, will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(15) Discharge. The Company’s obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment or cancellation of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes at maturity or redemption, as the case may be.

(16) Guarantees. The Company’s obligations under the Notes are jointly and severally, fully and unconditionally guaranteed, to the extent set forth in the Indenture, by each of the Guarantors.

(17) Authentication. This Note shall not be valid until the Authentication Agent manually signs the certificate of authentication on this Note.

(18) Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

(19) Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

With a copy (which shall not constitute notice) to:

Cravath, Swaine & Moore LLP

CityPoint, 1 Ropemaker St.

London EC2Y 9HR

United Kingdom

Facsimile: +44 20 7860 1150

Attention: Alyssa K. Caples

A-8-6

ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

A-8-7

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER RESTRICTED SECURITIES

This certificate relates to $         principal amount of Notes held in definitive form by the undersigned.

The undersigned has requested the Transfer Agent by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144 under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

☐	(1)	to the Company; or

☐	(2)	to the Registrar for registration in the name of the Holder, without transfer; or

☐	(3)	pursuant to an effective registration statement under the Securities Act of 1933; or

☐	(4)	inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

☐	(5)	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

☐	(6)	pursuant to another available exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Transfer Agent may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature

A-8-8

Signature Guarantee:
Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Transfer Agent

Date:
Signature of Signature Guarantee

TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
NOTICE: To be executed by an executive officer

A-8-9

[TO BE ATTACHED TO GLOBAL NOTES]

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Notes Custodian

A-8-10

EXHIBIT B

FORM OF LEGEND FOR RULE 144A NOTES AND OTHER NOTES THAT ARE

RESTRICTED NOTES

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR OTHER SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

ACCORDINGLY, THE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT IT WILL NOT PRIOR TO ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND (B) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR THE GUARANTORS OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (ii) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (iii) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iv) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW IN ANY STATE OF THE UNITED STATES; (3) AGREES THE SECURITIES HAVE NOT BEEN OFFERED TO IT BY MEANS OF ANY DIRECTED SELLING EFFORTS AS DEFINED IN REGULATION S; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY AND THE LAST DATE ON WHICH THIS SECURITY WAS HELD BY THE COMPANY OR ANY AFFILIATE OF THE COMPANY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO THE TRANSFER AGENT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRANSFER AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

[FORM OF ASSIGNMENT FOR 144A SECURITIES AND OTHER SECURITIES THAT ARE

RESTRICTED SECURITIES]

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

[Check One]

☐ (a) This Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended provided by Rule 144A thereunder.

or

☐ (b) This Note is being transferred other than in accordance with clause (a) above and documents are being furnished to the Registrar which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Transfer Agent or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 2.16 and 2.17 of the Indenture shall have been satisfied.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY TRANSFEROR IF (a) ABOVE IS CHECKED

The transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, and, accordingly, the transferor hereby further certifies that the beneficial interest or certificated Note is being transferred to a Person that the transferor reasonably believed and believes is purchasing the beneficial interest or certificated Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such transfer is in compliance with any applicable securities laws of any state of the United States. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or certificated Note will be subject to the restrictions on transfer enumerated on the Rule 144A Notes and/or the certificated Note and in the Indenture and the Securities Act.

Date:
NOTICE: To be executed by an executive officer

EXHIBIT C

FORM OF LEGEND FOR REGULATION S NOTE

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR OTHER SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

ACCORDINGLY, THE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”); (2) AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES THAT IT WILL NOT PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) AND THE DAY ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S AND (B) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR THE GUARANTORS OR ANY OF THEIR RESPECTIVE SUBSIDIARIES, (ii) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (iii) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iv) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAW IN ANY STATE OF THE UNITED STATES; (3) AGREES THE SECURITIES HAVE NOT BEEN OFFERED TO IT BY MEANS OF ANY DIRECTED SELLING EFFORTS AS DEFINED IN REGULATION S; AND (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS SECURITY AND THE DAY ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS SECURITY TO THE TRANSFER AGENT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRANSFER AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

[FORM OF ASSIGNMENT FOR REGULATION S NOTE]

I or we assign and transfer this Note to:

(Insert assignee’s social security or tax I.D. number)

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

as Transfer Agent to transfer this Note on the books of the Company. The Transfer Agent may substitute another to act for him.

[Check One]

☐ (a) This Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 903 or Rule 904 under the Securities Act of 1933, as amended.

or

☐ (b) This Note is being transferred other than in accordance with clause (a) above and documents are being furnished to the Registrar which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Transfer Agent or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Sections 2.16 and 2.17 of the Indenture shall have been satisfied.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee:

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

TO BE COMPLETED BY TRANSFEROR IF (a) ABOVE IS CHECKED

The transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act of 1933, as amended and, accordingly, the transferor hereby further certifies that (i) the transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the transferee was outside the United States or such transferor and any Person acting on its behalf reasonably believed and believes that the transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the restricted period under Regulation S, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or certificated Note will be subject to the restrictions on transfer enumerated on the Regulation S Notes and/or the certificated Note and in the Indenture and the Securities Act.

Date:
NOTICE: To be executed by an executive officer

EXHIBIT D

[FORM OF LEGEND FOR GLOBAL NOTE]

Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Note) in substantially the following form:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

D-1

EXHIBIT E

Form of Certificate To Be Delivered

in Connection with Transfers

Pursuant to Regulation S

Citibank, N.A., London Branch

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

B.A.T Capital Corporation

c/o British American Tobacco p.l.c.

Globe House

4 Temple Place

London WC2R 2PG

United Kingdom

Facsimile: +44 (0)20 7845 0555

Attention: Company Secretary

Re: B.A.T Capital Corporation, as issuer (the “Company”) and Citibank, N.A., London Branch as Transfer Agent, [2.297% Notes due 2020 / 2.764% Notes due 2022 / 3.222% Notes due 2024 / 3.557% Notes due 2027 / 4.390% Notes due 2037 / 4.540% Notes due 2047 / Floating Rate Notes due 2020 / Floating Rate Notes due 2022] (the “Notes”)

Dear Sirs:

In connection with our proposed sale of $[•] aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1) the offer of the Notes was not made to a U.S. person or to a person in the United States;

(2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 904(a) of Regulation S;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) we have advised the transferee of the transfer restrictions applicable to the Notes.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[Name of Transferee]

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By:

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EXHIBIT F

[FORM OF SUPPLEMENTAL INDENTURE

TO BE DELIVERED BY SUBSEQUENT GUARANTORS]

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of [•], among [•] (the “Guaranteeing Subsidiary”), a subsidiary of British American Tobacco p.l.c. (or its permitted successor), B.A.T Capital Corporation, a corporation incorporated in the state of Delaware (the “Company”), the other Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust, National Association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of August 15, 2017 providing for the issuance of 2.297% Notes due 2020, 2.764% Notes due 2022, 3.222% Notes due 2024, 3.557% Notes due 2027, 4.390% Notes due 2037, 4.540% Notes due 2047, Floating Rate Notes due 2020 and Floating Rate Notes due 2022 (collectively, the “Notes”);

WHEREAS, the Guaranteeing Subsidiary desires to become a Guarantor under the Indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 7.01 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Guarantee and in the Indenture including but not limited to Article IX thereof.

3. NO RECOURSE AGAINST OTHERS. No director, officer, employee or stockholder of the Company or any of the Guarantors will have any liability for any of the Company’s or such Guarantor’s obligations under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Note Guarantees.

4. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE) WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

Dated: ,

[GUARANTEEING SUBSIDIARY]

By:
Name:
Title:

B.A.T CAPITAL CORPORATION

By:
Name:
Title:

[EXISTING GUARANTORS][1]

By:
Name:
Title:

[TRUSTEE], as Trustee

By:
Authorized Signatory

[1]	Second signature block to be included for Dutch guarantors

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